UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2019

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended October 31, 2018

Municipal Market Conditions

Municipal bonds experienced negative total returns during the period alongside fixed income broadly, as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. At the same time, demand for the asset class remained firm. Investors favored the tax-exempt income, diversification, quality, and value of municipal bonds, particularly given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended October 31, 2018, municipal bond funds experienced net inflows of approximately $12.8 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $366 billion (slightly above the $363 billion issued in the prior 12-month period), but displayed significant month-to-month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.

S&P Municipal Bond Index Total Returns as of October 31, 2018 6 months: 0.45% 12 months: (0.31)%

A Closer Look at Yields

From October 31, 2017 to October 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 55 basis points (“bps”) from 2.83% to 3.38%, while 10-year rates increased by 72 bps from 2.01% to 2.73% and 5-year rates increased by 88 bps from 1.42% to 2.30% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 43 bps, however remained a significant 78 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s recent decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of October 31, 2018	BlackRock MuniAssets Fund, Inc.

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”), or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2018 ($12.65)(a)	5.17%
Tax Equivalent Yield(b)	8.73%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Economic Leverage as of October 31, 2018(d)	13%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUA(a)(b)	(1.84)%	1.19%
Lipper High Yield Municipal Debt Funds(c)	(1.78)	0.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer months, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time that a wave of new issuance was hitting the market.

The Fund’s yield curve positioning made the largest contribution to performance. Positions in high-quality, short-dated, pre-refunded bonds performed relatively well and held their value better than long-dated holdings. The latter experienced larger price declines amid a steepening yield curve in which rates on intermediate- and long-term issues rose at a faster pace than those of short-term securities. (Prices and yields move in opposite directions.)

Positions in lower-quality issues continued to benefit results, as investor risk appetites remained robust for much of the reporting period. Holdings in non- investment-grade and unrated categories outperformed due to the combination of their higher income and stronger price performance. However, these bonds lagged late in the period once investor sentiment began to deteriorate.

At the sector level, positions in tobacco, health care and transportation issues all contributed to results. Investments in project finance and development-district bonds added value, as well.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$12.65	$13.21	(4.24)%	$13.48	$12.51
Net Asset Value	13.83	14.01	(1.28)	14.13	13.83

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Health	20%	22%
County/City/Special District/School District	18	17
Tobacco	14	16
Transportation	12	15
Education	10	10
Utilities	10	9
Corporate	7	6
State	5	3
Housing	4	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	13%
2019	5
2020	12
2021	19
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	1%	1%
AA/Aa	19	18
A	10	7
BBB/Baa	19	21
BB/Ba	12	12
B/B	18	19
CCC/Caa	1	1
N/R(b)	20	21

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of October 31, 2018	BlackRock MuniEnhanced Fund, Inc.

Investment Objective

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds that are rated investment grade quality or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2018 ($9.69)(a)	5.94%
Tax Equivalent Yield(b)	10.03%
Current Monthly Distribution per Common Share(c)	$0.0480
Current Annualized Distribution per Common Share(c)	$0.5760
Economic Leverage as of October 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MEN(a)(b)	(4.92)%	(0.30)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time that a wave of new issuance was hitting the market.

The Fund’s quality focus detracted from performance given the underperformance of higher-rated debt.

Holdings in longer-term bonds detracted as their weak price performance outweighed the benefit of added income. An allocation to low-coupon and zero-coupon bonds, which have a higher sensitivity to interest rates, also hurt performance.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income since the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$9.69	$10.48	(7.54)%	$10.63	$9.63
Net Asset Value	11.11	11.46	(3.05)	11.63	11.10

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	25%	24%
County/City/Special District/School District	15	17
Health	14	14
State	13	16
Utilities	12	13
Education	9	9
Finance	7	—
Housing	2	2
Corporate	2	3
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	5%
2019	13
2020	3
2021	11
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	6%	7%
AA/Aa	48	51
A	24	23
BBB/Baa	13	13
BB/Ba	2	2
N/R(b)	7	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of October 31, 2018	BlackRock MuniHoldings Fund, Inc.

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2018 ($14.03)(a)	5.99%
Tax Equivalent Yield(b)	10.12%
Current Monthly Distribution per Common Share(c)	$0.0700
Current Annualized Distribution per Common Share(c)	$0.8400
Economic Leverage as of October 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on December 3, 2018, was decreased to $0.0675 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MHD(a)(b)	(3.73)%	0.28%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer months, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time that a wave of new issuance was hitting the market.

The Fund’s yield curve positioning made the largest contribution to performance. Positions in high-quality, short-dated, pre-refunded bonds performed relatively well and held their value better than longer-dated holdings. The latter experienced larger price declines amid a steepening yield curve in which rates on intermediate- and long-term issues rose at a faster pace than those of short-term securities. (Prices and yields move in opposite directions.)

Positions in lower-quality issues continued to benefit results, as investor risk appetites remained robust for much of the reporting period. Holdings in lower-rated investment-grade bonds and high-yield issues outperformed due to the combination of their higher income and stronger price performance. However, these bonds lagged late in the period once investor sentiment began to deteriorate.

At the sector level, positions in tobacco and state tax-backed issues contributed to results. Investments in transportation and corporate-related debt added value, as well.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$14.03	$14.98	(6.34)%	$16.21	$14.02
Net Asset Value	16.01	16.41	(2.44)	16.58	16.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	22%	24%
Health	19	18
Utilities	14	14
County/City/Special District/School District	12	12
State	11	11
Education	9	9
Tobacco	6	6
Corporate	6	5
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	22
2020	11
2021	12
2022	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	4%	3%
AA/Aa	42	44
A	21	20
BBB/Baa	15	15
BB/Ba	4	4
B	4	4
N/R(b)	10	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of October 31, 2018	BlackRock MuniHoldings Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2018 ($12.67)(a)	5.82%
Tax Equivalent Yield(b)	9.83%
Current Monthly Distribution per Common Share(c)	$0.0615
Current Annualized Distribution per Common Share(c)	$0.7380
Economic Leverage as of October 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUH(a)(b)	(5.24)%	0.05%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time that a wave of new issuance was hitting the market.

The Fund generated a small gain at net asset value. Its return was primarily derived from income given that bond prices fell.

Positions in lower-rated bonds performed well amid investors’ ongoing preference for higher-yielding issues. Conversely, holdings in investment-grade issues produced weaker returns.

The Fund’s high concentration in short-maturity, pre-refunded securities aided results due to the strong relative performance of short-term securities. On the other end of the spectrum, holdings in longer-term bonds detracted as their weak price performance outweighed the benefit of added income.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

An allocation to low-coupon and zero-coupon bonds, which have a higher sensitivity to interest rates, also hurt performance.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income since the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$12.67	$13.75	(7.85)%	$14.46	$12.65
Net Asset Value	14.70	15.11	(2.71)	15.27	14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Health	20%	20%
Transportation	18	20
State	16	15
County/City/Special District/School District	12	13
Utilities	10	10
Education	7	9
Tobacco	5	6
Financing	5	—
Corporate	5	5
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	3%
2019	24
2020	11
2021	11
2022	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	4%	4%
AA/Aa	48	46
A	17	20
BBB/Baa	15	14
BB/Ba	4	4
B	4	4
N/R(b)	8	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each less than 1% and 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of October 31, 2018	BlackRock MuniHoldings Quality Fund, Inc.

Investment Objective

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser at the time of investment, with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2018 ($11.17)(a)	5.43%
Tax Equivalent Yield(b)	9.17%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Economic Leverage as of October 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUS(a)(b)	(7.40)%	(0.21)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time that a wave of new issuance was hitting the market.

The Fund’s emphasis on higher-quality bonds, which lagged the overall market, was the primary factor in its underperformance. However, positions in lower-rated investment-grade securities, to the extent that they were held in the portfolio, aided results. The improving domestic economy helped support the underlying fundamentals of lower-quality issues. In addition, this market segment benefited from the combination of limited supply and strong investor demand.

Consistent with the broader market environment, the Fund’s positions in longer-term bonds detracted from returns.

The Fund’s performance was helped by positions in the transportation, pre-refunded, and utilities sectors. Pre-refunded bonds outperformed due to their attractive yields and below-average sensitivity to interest rate movements.

Reinvestment had an adverse impact on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

Holdings in Illinois and New Jersey bonds were additional contributors of note. Economic tailwinds helped improve the credit fundamentals of both states by boosting income and sales tax revenues. This trend, coupled with a limited supply of high-yielding, tax-exempt bonds, led to outperformance for these issuers.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

Positions in standard-structure 5% coupon issues, which outperformed discount coupon bonds, were also additive.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$11.17	$12.40	(9.92)%	$12.57	$11.10
Net Asset Value	12.96	13.35	(2.92)	13.48	12.96

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	32%	31%
County/City/Special District/School District	20	26
Utilities	14	14
Education	10	7
State	9	8
Health	8	8
Housing	4	3
Tobacco	2	2
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	5%
2019	12
2020	4
2021	18
2022	2

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	4%	6%
AA/Aa	53	52
A	28	28
BBB/Baa	11	10
N/R	4	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	15

Fund Summary as of October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2018 ($12.66)(a)	4.22%
Tax Equivalent Yield(b)	7.13%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Economic Leverage as of October 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUI(a)(b)	(0.68)%	0.22%
Lipper Intermediate Municipal Debt Funds(c)	(1.05)	0.37

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time that a wave of new issuance was hitting the market.

The Fund’s positions in lower-duration bonds, including pre-refunded securities, were strong performers due do their defensive nature and lower sensitivity to interest-rate movements.

Positions in BBB and A rated issues, which outperformed higher quality securities, aided results. Holdings in the transportation sector, as well as in Illinois and New Jersey issues, were particularly strong performers. Economic tailwinds helped improve the credit fundamentals of both states by boosting income and sales tax revenues. This trend, coupled with a limited supply of high-yielding, tax-exempt bonds, led to outperformance for these issuers.

The Fund’s yield curve positioning, which featured concentrations in the 10- to 15-year maturity range, also helped performance.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

At the sector level, an allocation to tobacco issues was a key detractor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$12.66	$13.01	(2.69)%	$13.33	$12.30
Net Asset Value	14.66	14.93	(1.81)	15.15	14.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	30%	27%
County/City/Special District/School District	16	17
State	14	16
Health	12	10
Education	11	12
Utilities	8	9
Corporate	3	5
Tobacco	3	3
Housing	3	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	1%
2019	8
2020	7
2021	15
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	6%	5%
AA/Aa	33	37
A	34	32
BBB/Baa	18	18
BB/Ba	2	2
B	3	1
N/R(b)	4	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated Investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	17

Fund Summary as of October 31, 2018	BlackRock MuniVest Fund II, Inc.

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2018 ($12.80)(a)	5.95%
Tax Equivalent Yield(b)	10.05%
Current Monthly Distribution per Common Share(c)	$0.0635
Current Annualized Distribution per Common Share(c)	$0.7620
Economic Leverage as of October 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MVT(a)(b)	(6.34)%	0.09%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer months, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time that a wave of new issuance was hitting the market.

The Fund’s yield curve positioning made the largest contribution to performance. Positions in high-quality, short-dated, pre-refunded bonds performed relatively well and held their value better than long-dated holdings. The latter experienced larger price declines amid a steepening yield curve in which rates on intermediate- and long-term issues rose at a faster pace than those of short-term securities. (Prices and yields move in opposite directions.)

Positions in lower-quality issues continued to benefit results, as investor risk appetites remained robust for much of the reporting period. Holdings in lower-rated investment-grade bonds and high-yield issues outperformed due to the combination of their higher income and stronger price performance. However, these bonds lagged late in the period once investor sentiment began to deteriorate.

At the sector level, positions in tobacco, tax-backed and corporate-related issues all contributed to results. Investments in project finance and development-district debt added value, as well. An allocation to the health care sector was a slight detractor.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns by offsetting the weakness in prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$12.80	$14.05	(8.90)%	$14.25	$12.77
Net Asset Value	14.36	14.75	(2.64)	14.88	14.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector Allocation	10/31/18	04/30/18
Transportation	24%	29%
Health	14	18
Utilities	14	13
County/City/Special District/School District	14	9
State	11	12
Education	9	6
Corporate	7	6
Tobacco	6	6
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	6%
2019	16
2020	10
2021	11
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	3%	4%
AA/Aa	40	42
A	22	20
BBB/Baa	16	18
BB/Ba	4	5
B	4	5
N/R(b)	11	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	19

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 88.6%

Alabama — 1.3%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$3,745	$4,228,330
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	2,165	2,322,114

		6,550,444
Alaska — 1.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23	225	225,043
5.00%, 06/01/32	1,500	1,492,635
5.00%, 06/01/46	4,290	4,169,022

		5,886,700
Arizona — 2.6%
Arizona IDA, Refunding RB, Series A(b):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	960	972,989
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	1,500	1,408,395
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 07/01/21(a)	425	470,339
Great Hearts Academies — Veritas Projects, 6.30%, 07/01/21(a)	500	552,055
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34(b)	570	618,689
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	1,000	1,085,310
City of Phoenix Arizona IDA, Refunding RB(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	305	307,559
Basis Schools, Inc. Projects, 5.00%, 07/01/45	855	852,444
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	260	262,181
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	290	288,689
Legacy Traditional School Projects, 5.00%, 07/01/35	320	323,411
Legacy Traditional School Projects, 5.00%, 07/01/45	255	255,125
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48(b)	875	841,733
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	1,871,067
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(b)	665	612,139
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(b)	1,765	1,788,192
University Medical Center Corp., RB, 6.50%, 07/01/19(a)	500	514,580

		13,024,897
California — 6.8%
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	1,650	1,565,471
California Municipal Finance Authority, RB, Urban Discovery Academy Project(b):
5.50%, 08/01/34	315	309,932
6.00%, 08/01/44	665	666,523
6.13%, 08/01/49	580	583,416
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/36	345	375,074
5.00%, 02/01/37	255	276,287
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 07/01/48	1,570	1,728,068
Value Schools, 6.65%, 07/01/33	435	479,879
Value Schools, 6.90%, 07/01/43	975	1,071,515

Security	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center(b):
5.25%, 12/01/38	$580	$609,841
Series A, 5.00%, 12/01/46	725	737,318
Series A, 5.25%, 12/01/56	620	639,914
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,252,996
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 05/01/43	1,650	1,649,951
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(b)(c):
0.00%, 08/01/26	1,250	864,950
0.00%, 08/01/43	1,500	418,035
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	900	989,613
6.50%, 05/01/42	2,220	2,441,045
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	433,624
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.60%, 06/01/36	1,285	1,286,709
5.70%, 06/01/46	3,600	3,602,700
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,885	3,137,062
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	1,120	1,126,115
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	880	882,182
5.00%, 06/01/37	5,580	5,593,838

		33,722,058
Colorado — 1.4%
Arista Metropolitan District, GO, Refunding, Series A:
5.00%, 12/01/38	1,240	1,241,587
5.13%, 12/01/48	880	880,827
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/20(a)	500	555,065
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	575	573,212
Colorado Health Facilities Authority, Refunding RB, Sunny Vista Living Center Project, Series A, 6.13%, 12/01/45(b)	335	346,330
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	747,525
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	500	476,015
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	732,169
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	1,500	1,551,810

		7,104,540
Connecticut — 0.9%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	1,400	1,417,668
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	971	1,032,777
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(b)	1,835	1,990,241

		4,440,686

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Delaware — 0.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$1,000	$1,057,580
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	3,180	3,298,932

		4,356,512
Florida — 8.8%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,460	1,442,232
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	1,500	1,451,940
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project Series A(d)(e):
1st Mortgage, 8.25%, 01/01/44	515	360,500
1st Mortgage, 8.25%, 01/01/49	1,105	773,500
5.75%, 01/01/50	655	622,250
University Bridge, LLC Student Housing Project, 5.25%, 12/01/58(b)	1,910	1,847,448
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44(b)	630	607,975
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	915	940,766
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/20(a)	3,500	3,727,990
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	500	561,115
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	690	721,913
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	872,492
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,180	3,298,042
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(b)(f)	1,550	1,588,161
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48(b)	1,115	1,142,239
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,820	1,801,218
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 05/01/33	380	381,273
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	105	105,664
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	1,485	1,666,942
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.25%, 05/01/26	145	144,356
5.13%, 05/01/46	860	845,672
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	4,550	5,163,203
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 05/01/37	845	871,043
Series B, 5.00%, 05/01/37	495	510,256
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,845	2,845,589
Tolomato Community Development District, Refunding, Special Assessment Bonds(g):
Convertible CAB, Series A3, 6.61%, 05/01/40	580	563,853
Convertible CAB, Series A4, 6.61%, 05/01/40	305	247,950
Series 2015-2, 6.61%, 05/01/40	805	527,492
Tolomato Community Development District:
Series 1, 6.61%, 05/01/40(d)(e)(g)	1,305	1,039,354

Security	Par (000)	Value
Florida (continued)
Tolomato Community Development District (continued):
Series 1, 6.65%, 05/01/40(d)(e)	$50	$47,644
Series 3, 6.61%, 05/01/40(d)(e)	875	9
Series 3, 6.65%, 05/01/40(d)(e)	710	7
Trout Creek Community Development District, Special Assessment Bonds:
5.38%, 05/01/38	430	420,854
5.50%, 05/01/49	1,105	1,090,513
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 05/01/31	1,480	1,613,688
7.00%, 05/01/41	2,430	2,706,898
5.50%, 05/01/42	1,160	1,220,517

		43,772,558
Georgia — 1.1%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	3,365	3,663,543
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2(a):
6.38%, 11/15/19	700	730,429
6.63%, 11/15/19	880	920,409

		5,314,381
Guam — 0.3%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	140	141,749
7.00%, 11/15/19(a)	1,115	1,171,753

		1,313,502
Illinois — 6.6%
Chicago Board of Education, GO:
Series H, 5.00%, 12/01/46	720	719,957
Project, Series C, 5.25%, 12/01/35	1,655	1,685,071
Chicago Board of Education, GO, Refunding, Series B, 4.00%, 12/01/35	745	669,591
Chicago Board of Education, GO, Dedicated Revenues:
Series A, 5.00%, 12/01/42	1,020	1,003,129
Refunding, 5.00%, 12/01/27	900	930,492
Refunding, 5.00%, 12/01/31	1,000	1,020,450
Refunding Series F, 5.00%, 12/01/22	675	700,157
Refunding Series G, 5.00%, 12/01/44	2,150	2,153,032
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	1,260	1,397,844
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumburg, 7.25%, 02/15/20(a)	4,000	4,246,680
Lutheran Home & Services Obligated Group, 5.63%, 05/15/42	2,395	2,471,856
Primary Health Care Centers Program, 6.60%, 07/01/24	780	770,515
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	365	376,366
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	860	883,728
Roosevelt University Project, 6.50%, 10/01/19(a)	2000	2,079,760
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(c)	5,005	639,739
5.50%, 06/15/53	2,370	2,501,061
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(c)	6,980	993,882
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	180	194,348
6.00%, 06/01/21	710	775,441

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
State of Illinois, GO:
Series A, 5.00%, 01/01/33	$740	$750,752
Series D, 5.00%, 11/01/28	1,365	1,405,868
5.25%, 02/01/29	1,000	1,041,750
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/29	1,975	2,026,172
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 03/01/34	1,659	1,662,102

		33,099,743
Indiana — 2.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	825	942,241
7.00%, 01/01/44	2,000	2,295,360
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(b)	2,315	2,354,540
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	290	303,868
6.75%, 01/15/43	525	549,118
6.88%, 01/15/52	2,450	2,567,600
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	470	492,034
5.00%, 07/01/48	1,555	1,623,840
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(b)	1,190	1,209,968

		12,338,569
Iowa — 2.3%
Iowa Finance Authority, Refunding RB:
Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(f)	2,085	2,214,103
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	5	5,010
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,313,625
Sunrise Retirement Community Project, 5.50%, 09/01/37	1,355	1,363,713
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 06/01/34	795	797,250
Series C, 5.38%, 06/01/38	4,900	4,912,789

		11,606,490
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 07/01/49	4,000	4,289,640

Louisiana — 2.0%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	2,460	2,526,174
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 05/01/41	1,745	1,822,932
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35	5,570	5,894,731

		10,243,837
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	2,955	3,134,398

Maryland — 2.5%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(b)	2,835	3,002,860
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 03/31/51	2,185	2,291,060

Security	Par (000)	Value
Maryland (continued)
Maryland EDC, RB (continued):
Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	$3,615	$3,820,151
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,085	3,185,263

		12,299,334
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Series A(a):
Foxborough Regional Charter School, 7.00%, 07/01/20	1,025	1,105,965
North Hill Communities Issue, 6.50%, 11/15/23(b)	2,020	2,396,932
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I:
6.75%, 01/01/21(a)	895	979,962
6.75%, 01/01/36	595	647,390

		5,130,249
Michigan — 0.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,785	2,948,145
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	415	434,904
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	920	972,541

		4,355,590
Minnesota — 0.1%
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	195	201,304
6.00%, 09/01/51	290	302,093

		503,397
Missouri — 0.9%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	685	687,528
4.75%, 11/15/47	760	764,530
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 05/15/20(a)	2,315	2,520,595
Lees Summit Missouri IDA, RB, John Knox Obligated Group, 5.25%, 08/15/39	450	456,457

		4,429,110
New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	1,015	982,824
Series C, AMT, 4.88%, 11/01/42	485	473,273

		1,456,097
New Jersey — 3.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,123,170
5.25%, 11/01/44	770	809,971
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	1,150	1,153,542
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	2,155	2,305,376
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,250	2,496,443
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	165	176,624

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB (continued):
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	$260	$274,235
State Housing Project, Series B, 5.00%, 06/15/43	2,245	2,326,089
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,644,046
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 08/01/49(b)	500	495,785
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	2,650	2,880,630
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.25%, 06/15/41	1,140	1,193,067
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	590	623,636
Sub-Series B, 5.00%, 06/01/46	830	840,690

		18,343,304
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	2,970	3,143,092

New York — 6.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	5,300	5,453,594
5.00%, 06/01/42	3,155	3,036,530
5.00%, 06/01/45	1,185	1,131,319
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 06/01/51	1,900	1,940,793
Series B, 5.00%, 06/01/45	2,655	2,765,342
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	970	911,800
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,286	1,339,794
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	2,890	2,779,746
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(a)	1,490	1,492,593
6.50%, 11/15/18(a)	125	125,218
6.50%, 11/15/28	385	385,662
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,270	1,319,581
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	4,705	4,818,061
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	455	469,019
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,080	1,112,184
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(b)	1,565	1,800,063
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,436,453
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(b)	955	1,031,677

		33,349,429
North Carolina — 0.8%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A(a):
Deerfield Project, 6.13%, 11/01/18	1,230	1,230,000

Security	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A(a) (continued):
Retirement Facilities Whitestone Project, 7.75%, 03/01/21	$1,000	$1,121,240
Retirement Facilities Whitestone Project, 7.75%, 03/01/21	1,420	1,592,161

		3,943,401
Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.75%, 06/01/34	6,745	6,494,828
Senior Turbo Term, 5.88%, 06/01/47	5,570	5,408,414
6.00%, 06/01/42	3,040	2,990,874
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46	875	889,157

		15,783,273
Oklahoma — 1.4%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	750	810,638
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	2,990	3,136,061
5.25%, 08/15/43	2,690	2,856,861

		6,803,560
Oregon — 0.8%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,849,155
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 07/01/35	620	631,334
5.38%, 07/01/45	1,435	1,473,257

		3,953,746
Pennsylvania — 4.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,181,195
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/36	2,000	2,111,720
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	115	126,283
5.00%, 06/01/34	150	164,211
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(a)	5,550	5,588,794
6.38%, 01/01/39	615	619,452
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	1,800	1,804,932
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	620	590,401
5.00%, 09/01/43	1,365	1,474,978
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	1,135	1,115,535
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	1,945	2,173,343
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,800,704

		20,751,548

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Puerto Rico — 2.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$635	$644,017
5.63%, 05/15/43	2,145	2,174,193
Commonwealth of Puerto Rico, GO, Refunding, Series A(d)(e):
Public Improvement, 5.50%, 07/01/39	665	389,025
8.00%, 07/01/35	1,765	1,041,350
Commonwealth of Puerto Rico, GO, , 6.00%, 07/01/38(d)(e)	750	450,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 07/01/44	1,445	1,372,750
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	2,215	2,104,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.75%, 07/01/37	3,355	3,145,312
Puerto Rico Electric Power Authority, RB(d)(e):
Series A, 5.00%, 07/01/29	660	419,100
Series A, 7.00%, 07/01/33	210	135,450
Series A, 5.00%, 07/01/42	640	406,400
Series TT, 5.00%, 07/01/25	100	63,500
Series XX, 5.25%, 07/01/40	445	283,688
Puerto Rico Electric Power Authority, Refunding RB, Series ZZ, 5.25%, 07/01/21	50	31,875

		12,660,910
Rhode Island — 2.2%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,190	754,200
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	1,000	1,052,000
Series A, 5.00%, 06/01/40	980	1,019,494
Series B, 4.50%, 06/01/45	5,055	4,985,393
Series B, 5.00%, 06/01/50	3,330	3,414,282

		11,225,369
South Carolina — 0.7%
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,275	3,454,044

Tennessee — 0.4%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	925	972,397
5.63%, 01/01/46	1,085	1,129,810

		2,102,207
Texas — 10.2%
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 01/01/28(c)	1,000	711,440
CAB, 0.00%, 01/01/29(c)	2,000	1,357,380
CAB, 0.00%, 01/01/30(c)	1,170	757,692
CAB, 0.00%, 01/01/33(c)	3,690	2,045,256
CAB, 0.00%, 01/01/34(c)	4,000	2,101,480
Senior Lien, 6.25%, 01/01/21(a)	2,210	2,392,192
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	2,890	3,107,646
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	910	967,039
Clifton Higher Education Finance Corp., ERB, Idea Public Schools(a):
5.50%, 08/15/21	955	1,034,017
5.75%, 08/15/21	720	784,397
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/20(a)	5,040	5,359,738

Security	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	$475	$559,009
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,090	2,185,429
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Senior Living Center Project, Series A, 8.25%, 11/15/44	4,200	4,066,440
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	899,038
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 01/01/21(a)	3,080	3,390,433
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 02/15/42	810	818,335
Mission Economic Development Corp., Refunding RB, Senior Lien, Natural Gasoline Project, AMT, 4.63%, 10/01/31(b)(h)	890	886,965
Mission Texas Economic Development Corp., RB, Senior Lien, Natural Gasoline Project, Series B, AMT, 5.75%, 10/01/31(b)	1,325	1,365,081
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 04/01/36	1,210	1,311,616
6.00%, 04/01/45	1,845	1,996,751
New Hope Cultural Education Facilities Finance Corp., RB, Legacy Midtown Park Project, Series A, 5.50%, 07/01/54	260	249,790
Newark Higher Education Finance Corp., RB, Series A(b):
5.50%, 08/15/35	290	300,768
5.75%, 08/15/45	580	603,032
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,660,640
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(d)(e)	2,895	1,802,137
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	900	913,446
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,775	4,018,978
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,136,050

		50,782,215
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	2,952,360

Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 05/01/33	770	803,072

Virginia — 2.3%
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(b):
5.00%, 03/01/35	495	492,233
5.00%, 03/01/45	505	492,688
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 03/01/26	1,485	1,581,718
6.88%, 03/01/36	1,300	1,388,569
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	2,355	2,307,170
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(b)	535	544,058

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Virginia (continued)
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	$4,440	$4,831,075

		11,637,511
Washington — 0.8%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,480,986
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,495	1,509,247
Washington State Housing Finance Commission, Refunding RB(b):
5.75%, 01/01/35	315	310,414
6.00%, 01/01/45	850	842,163

		4,142,810
Wisconsin — 1.4%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(b)	605	575,658
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(b)	605	576,934
Delray Beach Radiation Therapy, 6.85%, 11/01/46(b)	900	904,941
Delray Beach Radiation Therapy, 7.00%, 11/01/46(b)	570	578,345
Series A, 5.00%, 12/01/45	1,505	1,526,431
Series A, 5.15%, 12/01/50	1,170	1,190,077
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Benevolent Corporation Cedar Community, 5.00%, 06/01/41	225	227,898
St. Johns Communities, Inc., Series A, 7.25%, 09/15/19(a)	425	443,819
St. Johns Communities, Inc., Series A, 7.63%, 09/15/19(a)	855	895,604

		6,919,707

Total Municipal Bonds — 88.6% (Cost — $425,243,040)		441,124,290

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 01/01/40	11,468	11,766,090

Illinois — 2.9%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	7,180	7,762,119
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	1,499	1,440,865
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,491,295

		14,694,279
Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,268	2,272,966

New York — 14.8%
City of New York Housing Development Corp., RB, M/F:
Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,034,050
Series C-1A, 4.15%, 11/01/39	1,893	1,913,680
Series C-1A, 4.20%, 11/01/44	3,470	3,507,709
Series C-1A, 4.30%, 11/01/47	2,840	2,870,479

Security	Par (000)	Value
New York (continued)
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Series HH, 5.00%, 06/15/31(j)	$8,610	$9,141,093
Fiscal 2013, Series CC, 5.00%, 06/15/47	14,181	15,523,310
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(a)	2,798	3,009,925
5.75%, 02/15/47	1,721	1,851,615
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,104	19,515,114
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	6,600	7,183,998

		73,550,973
Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,804,172

Rhode Island — 0.3%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,710	1,712,331

Texas — 0.4%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,271	2,249,573

Washington — 1.7%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	7,966	8,455,086

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,142	1,095,697

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.8% (Cost — $115,524,078)		118,601,167

Total Long-Term Investments — 112.4% (Cost — $540,767,118)		559,725,457

	Shares
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(k)(l)	3,111,236	3,111,547

Total Short-Term Securities — 0.7% (Cost — $3,111,547)		3,111,547

Total Investments — 113.1% (Cost — $543,878,665)		562,837,004
Other Assets Less Liabilities — 1.4%		6,996,828
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5)%		(72,026,607)

Net Assets Applicable to Common Shares — 100.0%		$497,807,225

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA)

(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2019 to November 15, 2019 is $11,849,809. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.
(l)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,226,571	884,665	3,111,236	$3,111,547	$21,981	$267	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	13	12/19/18	$1,540	$12,014
Long U.S. Treasury Bond	58	12/19/18	8,011	178,306
5-Year U.S. Treasury Note	23	12/31/18	2,585	11,353

				$201,673

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$201,673	$—	$201,673

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$242,334	$—	$242,334

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$162,091	$—	$162,091

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$16,385,605

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniAssets Fund, Inc. (MUA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$559,725,457	$—	$559,725,457
Short-Term Securities	3,111,547	—	—	3,111,547

	$3,111,547	$559,725,457	$—	$562,837,004

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$201,673	$—	$—	$201,673

(a)	See above Schedule of Investments for values in each state or political subdivision
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $71,659,281 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 124.8%

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	$1,010	$1,077,418

Alaska — 0.7%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,057,964
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(a):
6.00%, 09/01/19	765	790,184
6.00%, 09/01/19	435	449,320

		2,297,468
Arizona — 1.6%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 4.00%, 01/01/41	2,240	2,207,498
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,768,472
5.00%, 10/01/29	400	409,924

		5,385,894
California — 13.8%
Anaheim California Public Financing Authority, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 09/01/24	5,000	5,693,300
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	550	563,849
Sutter Health, Series A, 5.00%, 11/15/41	945	1,029,029
Sutter Health, Series B, 5.88%, 08/15/20(a)	1,200	1,284,216
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/37	1,090	1,183,685
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,480	1,566,447
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	975	948,070
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	410	450,668
Series A, 5.00%, 03/01/37	455	499,103
Series A-1, 5.75%, 03/01/34	850	909,339
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,175	2,376,231
County of San Mateo California Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 09/01/30(b)	12,740	8,589,563
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	1,700	1,665,864
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	2,500	1,981,725
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(b)	3,750	1,818,487
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/38(b)	5,000	2,196,150
San Diego California Community College District, GO, CAB, Election of 2006(b):
0.00%, 08/01/31	2,145	1,207,935
0.00%, 08/01/32	2,680	1,416,675

Security	Par (000)	Value
California (continued)
San Diego California Unified School District, GO, CAB, Election of 2008(b):
Series C, 0.00%, 07/01/38	$1,600	$716,160
Series G, 0.00%, 07/01/34	650	315,153
Series G, 0.00%, 07/01/35	690	314,744
Series G, 0.00%, 07/01/36	1,035	444,191
Series G, 0.00%, 07/01/37	690	278,705
San Diego California Unified School District, GO, Refunding, Series R-1(b):
0.00%, 07/01/30	5,000	3,309,200
0.00%, 07/01/31	1,280	803,584
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	700	757,603
5.00%, 08/01/21	600	649,374
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(b)	5,500	2,584,670

		45,553,720
Colorado — 1.1%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,375	1,363,175
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	2,000	2,089,160

		3,452,335
Connecticut — 1.0%
Connecticut HFA, Refunding RB:
M/F Housing, Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36(d)	770	765,195
S/F Housing, Sub-Series A-1, 3.85%, 11/15/43	445	429,033
S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	1,445	1,408,037
State of Connecticut, GO, Series C, 5.00%, 06/15/32	615	671,900

		3,274,165
District of Columbia — 1.9%
District of Columbia Ballpark Revenue, RB, Series B-1 (NPFGC), 5.00%, 02/01/31	5,360	5,369,112
District of Columbia HFA, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,030	1,010,131

		6,379,243
Florida — 10.1%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,600	1,693,904
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group:
6.00%, 11/15/19(a)	5	5,204
6.00%, 11/15/37	1,445	1,501,991
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,030,550
5.38%, 10/01/32	3,160	3,363,378
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,025	2,274,986
Department, Series B, AMT, 6.25%, 10/01/38	415	467,896
Department, Series B, AMT, 6.00%, 10/01/42	660	738,296
Series B, AMT, 6.00%, 10/01/30	640	721,178
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	885	885,566
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	205,310
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,995	3,231,365

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	$560	$593,891
5.00%, 08/01/47	1,620	1,711,433
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	560	517,194
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	30	32,287
5.00%, 10/01/31	1,970	2,110,973
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	520	563,316
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(a)	275	281,553
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	2,000	2,132,440
5.38%, 10/01/29	1,050	1,133,380
Greater Orlando Aviation Authority, RB, Priority Subordinated, Series A, AMT:
5.00%, 10/01/47	3,970	4,255,840
5.00%, 10/01/52	1,490	1,591,529
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	2,065	2,099,733

		33,143,193
Georgia — 3.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	500	558,050
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,250	1,182,900
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	7,475	9,197,838
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	140	149,772
5.00%, 04/01/44	380	400,212

		11,488,772
Illinois — 16.0%
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	4,290	4,612,780
3rd Lien, Series A, 5.75%, 01/01/39	820	868,995
Senior Lien, Series D, 5.25%, 01/01/42	2,900	3,181,967
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	978,372
Sales Tax Receipts, 5.25%, 12/01/36	595	625,494
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	46,454
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 08/15/34	650	698,126
6.00%, 08/15/41	1,000	1,082,070
Illinois Finance Authority, Refunding RB, Silver Cross Hospital & Medical Centers, Series C:
4.13%, 08/15/37	740	711,377
5.00%, 08/15/44	350	365,943
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,365	1,371,839

Security	Par (000)	Value
Illinois (continued)
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	$10,490	$10,514,861
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	1,785	1,926,283
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 01/01/33	9,145	10,019,445
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(b):
0.00%, 12/15/26	5,000	3,536,750
0.00%, 12/15/33	9,950	4,750,627
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	3,450	983,284
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	675	737,215
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	2,460	2,581,819
State of Illinois, GO:
5.25%, 02/01/33	830	854,834
5.50%, 07/01/33	820	864,674
5.25%, 02/01/34	830	853,281
5.50%, 07/01/38	445	465,216

		52,631,706
Indiana — 1.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,175,834
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	515	539,143
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 01/01/19(a)	115	115,643
5.25%, 01/01/29	485	487,585
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	890	934,429

		3,252,634
Iowa — 2.6%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	5,725	5,885,415
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,330	1,368,809
5.70%, 12/01/27	600	617,184
5.80%, 12/01/29	405	415,886
5.85%, 12/01/30	425	436,314

		8,723,608
Louisiana — 1.3%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,795	2,960,296
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 07/01/30	1,250	1,259,450

		4,219,746
Maine — 1.0%
Maine State Housing Authority, RB:
M/F Housing, Series E, 4.15%, 11/15/38(d)	1,405	1,410,241
M/F Housing, Series E, 4.25%, 11/15/43(d)	1,260	1,262,797
Series D-1, 3.65%, 11/15/42	645	594,387

		3,267,425
Maryland — 0.3%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38(d)	1,150	1,142,226

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts — 2.7%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	$2,090	$2,189,714
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	3,235	3,187,413
Massachusetts HFA, Refunding RB, Series A, AMT, 4.45%, 12/01/42	795	806,750
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	255	241,544
3.85%, 06/01/46	75	70,384
Massachusetts Housing Finance Agency, Refunding RB, Series C, AMT, 5.35%, 12/01/42	375	376,609
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,280	1,388,928
Sub-Series B, 4.00%, 02/15/43	755	748,009

		9,009,351
Michigan — 3.1%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/19(a)	400	411,304
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,700	1,829,217
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	615	595,904
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	325	266,529
Trinity Health Credit Group, 5.00%, 12/01/21(a)	20	21,609
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	2,180	2,148,477
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,040	1,108,963
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	156,278
Series I-A, 5.38%, 10/15/41	700	752,171
Series II-A (AGM), 5.25%, 10/15/36	900	970,551
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38(d)	1,465	1,466,612
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	416,016

		10,143,631
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	385	385,647
6.50%, 11/15/38	2,115	2,118,553

		2,504,200
Mississippi — 0.1%
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Faciliities Refinancing, Series A, 4.00%, 08/01/43	400	399,980

Missouri — 0.3%
State of Missouri Health & Educational Facilities Authority, RB, Mercy Health, 4.00%, 11/15/42	1,015	1,013,427

Nebraska — 1.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.00%, 09/01/32	5,010	5,382,994
5.25%, 09/01/37	750	812,580

		6,195,574

Security	Par (000)	Value
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)	$850	$864,314
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	500	515,890
(AGM), 5.25%, 07/01/39	3,800	3,922,094

		5,302,298
New Jersey — 8.7%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	895	957,453
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	685	728,813
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	1,975	1,984,756
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	25	25,125
Series WW, 5.25%, 06/15/33	155	164,773
Series WW, 5.00%, 06/15/34	205	214,504
Series WW, 5.00%, 06/15/36	925	962,453
Series WW, 5.25%, 06/15/40	265	279,045
New Jersey EDA, Refunding RB:
Series B, 5.50%, 06/15/30	5,360	5,908,542
Sub-Series A, 4.00%, 07/01/32	1,270	1,227,049
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	300	314,505
5.75%, 12/01/27	1,950	2,055,436
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	970	986,015
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,490	1,580,681
Transportation Program, Series AA, 5.00%, 06/15/38	1,885	1,949,203
Transportation System, Series A, 5.50%, 06/15/41	3,150	3,287,781
Transportation System, Series AA, 5.50%, 06/15/39	1,150	1,220,058
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,052,160
Transportation System, Series B, 5.00%, 06/15/42	520	534,222
Transportation System, Series D, 5.00%, 06/15/32	735	774,514
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	1,845	1,904,483
5.25%, 06/01/46	405	428,089

		28,539,660
New York — 6.9%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 01/15/33	1,600	1,611,968
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(d)	2,175	2,146,029
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 06/15/44	1,425	1,540,069
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,130	1,111,333
City of New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 01/15/34	2,750	2,770,570
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,605,830
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	430	465,041
5.75%, 02/15/47	270	288,932
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(a)	2,985	2,990,194
6.50%, 11/15/18(a)	245	245,426
6.50%, 11/15/28	770	771,324

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	$2,715	$2,857,212
Port Authority of New York & New Jersey, Refunding ARB, Series 207, AMT, 4.00%, 09/15/43	460	450,740
State of New York Dormitory Authority, RB, Series B, 5.75%, 03/15/19(a)	1,200	1,217,376
State of New York HFA, RB, M/F Housing, Series B:
Affordable Housing, AMT, 5.30%, 11/01/37	2,500	2,502,125
Green Bond (SONYMA), 3.88%, 11/01/48	170	166,015

		22,740,184
Ohio — 1.8%
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	460	443,918
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	530	595,079
Ohio HFA, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	325	316,687
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 02/15/37(b)	10,000	4,618,100

		5,973,784
Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	555	546,514

Oregon — 1.3%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(c)	440	445,262
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	995	432,855
State of Oregon, GO, Refunding, Veteran’s Welfare Series 100th, 3.65%, 06/01/42	550	524,821
State of Oregon Housing & Community Services Department, RB:
S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	425	416,441
Series D, 3.45%, 01/01/38	2,760	2,532,162

		4,351,541
Pennsylvania — 9.3%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	1,610	1,718,321
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	1,600	1,693,888
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,050	1,029,745
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	950	904,647
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,035	1,081,120
PA Bridges Finco LP, 5.00%, 12/31/38	1,305	1,369,232
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	7,290	7,746,791
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	570	553,687
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	2,330	2,538,908
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 127-B, 3.88%, 10/01/38	885	862,760

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	$620	$667,709
Series A-1, 5.00%, 12/01/41	2,385	2,575,156
Series B, 5.00%, 12/01/40	935	1,008,874
Series C, 5.50%, 12/01/23(a)	555	637,678
Sub-Series A-1, 5.00%, 12/01/41	2,430	2,563,140
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	575	619,551
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	2,070	2,030,691
Series A-1, 5.00%, 12/01/40	765	821,671
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	305	326,161

		30,749,730
Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/42	805	784,408
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	465	502,930
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	1,055	1,040,473
5.00%, 06/01/50	2,630	2,696,565

		5,024,376
South Carolina — 5.1%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(a)	115	128,042
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	530	568,590
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	3,000	3,086,130
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	2,330	2,517,169
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	6,225	6,595,076
Series E, 5.50%, 12/01/53	745	785,729
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,163,075
Series A, 5.50%, 01/01/19(a)	80	80,473
Series A, 5.50%, 01/01/19(a)	920	925,437

		16,849,721
South Dakota — 1.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue:
4.00%, 07/01/37	1,225	1,204,371
4.00%, 07/01/42	3,000	2,901,690

		4,106,061
Tennessee — 2.1%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/19(a)	5,000	5,159,450
Tennessee Housing Development Agency, RB:
3.60%, 07/01/42	550	507,006
3.65%, 07/01/47	1,465	1,326,836

		6,993,292
Texas — 15.7%
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
5.38%, 05/15/19	1,280	1,303,462
5.38%, 05/15/19	70	71,302

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC)(a) (continued):
6.00%, 05/15/19	$1,990	$2,033,083
6.00%, 05/15/19	110	112,411
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	575	618,850
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	2,130	993,517
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	819,338
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	3,160	3,465,288
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,060,320
Series D, 5.00%, 11/01/42	1,500	1,562,190
Series H, 5.00%, 11/01/32	3,000	3,151,410
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,072,305
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/48	1,810	1,991,018
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	3,420	1,447,789
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49(d)	1,225	1,202,460
1st Tier System, Series A, 6.00%, 01/01/19(a)	2,270	2,284,800
1st Tier System, Series A, 6.00%, 01/01/28	525	528,176
1st Tier System, Series K-2 (AGC), 6.00%, 01/01/19(a)	4,015	4,041,178
1st Tier, Series K-1 (AGC), 5.75%, 01/01/19(a)	3,800	3,823,218
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	4,990	2,304,182
0.00%, 09/15/36	11,525	5,011,416
0.00%, 09/15/37	8,245	3,371,545
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,355	1,496,584
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	390	391,693
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,190	1,264,446
5.00%, 12/15/32	705	747,991
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,275	1,332,656
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	3,080	3,249,061

		51,751,689
Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	445	480,725
5.00%, 07/01/42	1,240	1,333,731

		1,814,456
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(a):
5.50%, 05/15/19	225	229,311
5.50%, 05/15/19	125	127,395

		356,706

Security	Par (000)	Value
Washington — 2.3%
Port of Seattle Washington, RB, AMT:
Intermediate Lien, Series C, 5.00%, 04/01/40	$1,015	$1,086,710
Series A, 5.00%, 05/01/43	1,955	2,096,112
State of Washington Convention Center Public Facilities District, RB, 5.00%, 07/01/43	615	671,592
Washington Health Care Facilities Authority, RB, Providence Health & Services:
4.00%, 10/01/45	705	686,818
Series A, 5.00%, 10/01/39	525	540,078
Series A, 5.25%, 10/01/39	625	647,125
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	1,835	1,794,593

		7,523,028
West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	2,945	2,675,768

Wisconsin — 0.5%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,409,925
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	315	300,274

		1,710,199

Total Municipal Bonds — 124.8% (Cost — $393,588,393)		411,564,723

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.9%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(a)	1,200	1,224,024
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	1,710	1,685,182

		2,909,206
California — 2.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(f)	3,827	3,837,291
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	1,571	1,803,211
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	404	414,288
University of California, RB, Series O, 5.75%, 05/15/19(a)	840	858,163

		6,912,953
Colorado — 3.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(f)	2,324	2,581,262
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 07/01/34(f)	900	919,598
5.00%, 02/01/41	7,000	7,165,235

		10,666,095
Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,381	1,496,333

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	$1,005	$1,039,665

Florida — 4.9%
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,480	4,781,191
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	4,621	4,869,728
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	3,544	3,636,702
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,640	2,874,617

		16,162,238
Illinois — 3.3%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(f)	4,399	4,486,037
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,138	2,284,292
Series A, 5.00%, 01/01/40	2,730	2,965,625
Series B, 5.00%, 01/01/40	1,050	1,131,332

		10,867,286
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	4,723	5,426,798

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,515	1,521,030

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,061	1,162,425
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	2,808	3,084,285

		4,246,710
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,461	1,586,166

Michigan — 3.3%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	1,970	2,098,298
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,530	7,935,039
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	952,541

		10,985,878
Nevada — 5.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)(f)	3,778	3,840,087
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	3,061	3,429,547
County of Clark Nevada Water Reclamation District, GO, Series B(a):
5.50%, 07/01/19	4,499	4,605,094
5.75%, 07/01/19	1,829	1,875,674
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,460	3,771,582

		17,521,984
New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	800	879,440

Security	Par (000)	Value
New Jersey (continued)
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	$2,308	$2,333,119
Series G, 4.00%, 01/01/43	2,146	2,129,708
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,840	1,916,081

		7,258,348
New York — 6.8%
City of New York Water & Sewer System, Refunding RB, Series DD, 5.00%, 06/15/35	1,665	1,834,214
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(f)	3,058	3,382,004
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(f)	1,680	1,662,142
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	5,680	6,218,082
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,470	3,833,084
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,498	1,636,506
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,241	2,480,178
Triborough Bridge & Tunnel Authority, RB, General, Series A-2(f):
5.25%, 11/15/18(a)	486	487,083
5.25%, 11/15/34	814	814,581

		22,347,874
Ohio — 1.7%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(f)	2,115	2,081,675
4.00%, 11/15/43	2,912	2,918,370
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	580	583,329

		5,583,374
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	900	967,921
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,229	1,229,315

		2,197,236
Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,450	1,431,824

South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A(a)(f):
5.50%, 01/01/19	102	102,206
5.50%, 01/01/19	1,175	1,181,789

		1,283,995
Texas — 2.5%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,470	1,458,632
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,229	1,360,606
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,440	3,730,259

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	$1,874	$1,878,552

		8,428,049
Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	2,234	2,573,803

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,713,577
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,880	3,225,907

		5,939,484
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 04/01/42	1,980	2,085,663
Series C, 5.25%, 04/01/19(a)(f)	1,430	1,448,987

		3,534,650

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.0% (Cost — $152,482,326)		151,920,979

Total Long-Term Investments — 170.8% (Cost — $546,070,719)		563,485,702

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(g)(h)	2,882,896	$2,883,184

Total Short-Term Securities — 0.9% (Cost — $2,883,184)		2,883,184

Total Investments — 171.7% (Cost — $548,953,903)		566,368,886
Liabilities in Excess of Other Assets — (0.7)%		(2,290,871)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.9)%		(91,986,593)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.1)%		(142,274,618)

Net Assets Applicable to Common Shares — 100.0%		$329,816,804

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 1, 2018 to April 1, 2039, is $19,944,102. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended,were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	2,882,896	2,882,896	$2,883,184	$9,066	$277	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	18	12/19/18	$2,132	$12,803
Long U.S. Treasury Bond	98	12/19/18	13,536	308,178
5-Year U.S. Treasury Note	24	12/31/18	2,697	8,876

				$329,857

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniEnhanced Fund, Inc. (MEN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$329,857	$—	$329,857

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$464,110	$—	$464,110

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$277,230	$—	$277,230

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$23,577,555

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$563,485,702	$—	$563,485,702
Short-Term Securities	2,883,184	—	—	2,883,184

	$2,883,184	$563,485,702	$—	$566,368,886

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$329,857	$—	$—	$329,857

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(91,588,127)	$—	$(91,588,127)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

	$—	$(234,088,127)	$—	$(234,088,127)

During the six months ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 116.6%

Alabama — 2.1%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$570	$609,324
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,175,761
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,129,060
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,824,213

		4,738,358
Arizona — 2.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,230	1,232,238
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,266,800
5.00%, 12/01/37	2,360	2,676,193

		6,175,231
California — 11.7%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,530	1,568,525
Sutter Health, Series B, 6.00%, 08/15/20(b)	2,200	2,359,214
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	875	954,984
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	105	113,005
5.25%, 08/15/49	265	283,780
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	165	177,444
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	2,200	2,265,098
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(b)	1,510	1,544,066
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	330	335,607
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	555	563,819
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	295,372
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	730	733,986
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 08/01/22(c)	2,405	2,163,033
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(c)	3,475	2,420,511
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	4,535	4,626,199
6.50%, 04/01/33	3,835	3,905,679
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	599,626
Sub-Series I-1, 6.38%, 11/01/19(b)	820	857,663
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	890	892,207

		26,659,818
Colorado — 2.2%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,455	1,487,112
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	710	741,652

Security	Par (000)	Value
Colorado (continued)
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	$1,425	$1,474,219
University of Colorado, RB, Series A, 5.38%, 06/01/19(b)	1,250	1,274,788

		4,977,771
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	835,488
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	840	902,227
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,520,882

		4,258,597
District of Columbia — 4.8%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 04/01/35	315	348,204
Issue, 5.00%, 04/01/42	365	397,375
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	1,520	1,603,858
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	13,485	6,458,776
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	505	515,863
5.25%, 10/01/44	1,470	1,504,516

		10,828,592
Florida — 4.5%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	2,375	2,457,840
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	960	1,005,494
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	2,620	2,777,043
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	2,095	2,377,343
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,400	1,509,172

		10,126,892
Georgia — 1.6%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	2,645	2,586,254
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	370	412,957
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	601,591

		3,600,802
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	945	988,479

Idaho — 0.2%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	540	579,285

Illinois — 16.2%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	350	352,783
Project, Series C, 5.25%, 12/01/35	1,075	1,094,533
Chicago Board of Education, GO, Refunding Dedicated Revenues, Series C, 5.00%, 12/01/30	605	619,163

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO (continued):
Series F, 5.00%, 12/01/22	$455	$471,958
Series G, 5.00%, 12/01/34	315	318,654
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	1,220	1,242,777
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	2,195	2,289,473
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	881	885,634
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	1,680	1,806,403
Series A, 5.75%, 01/01/39	320	339,120
Series C, 6.50%, 01/01/21(b)	4,055	4,423,153
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	766,544
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,041,850
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	582,064
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,115	1,152,665
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(c)	13,220	3,225,680
Series B (AGM), 5.00%, 06/15/50	3,070	3,148,592
Series B-2, 5.00%, 06/15/50	1,740	1,740,713
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	315	340,109
6.00%, 06/01/21	800	873,736
State of Illinois, GO:
5.00%, 02/01/39	1,100	1,106,468
Series A, 5.00%, 04/01/38	2,625	2,658,049
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	440	448,831
State of Illinois, GO, Refunding Series B, 5.00%, 10/01/29	930	954,096
State of Illinois Toll Highway Authority, RB, Series C:
Senior, 5.00%, 01/01/36	1,870	2,031,792
5.00%, 01/01/37	2,000	2,167,260
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	705	750,282

		36,832,382
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	560	639,582
7.00%, 01/01/44	1,355	1,555,106
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,431,839
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	310	324,533
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,030	1,075,598
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	290	305,393
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	585	603,328
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	1,075	1,095,113
5.75%, 05/01/31	225	229,266
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	775	780,270

Security	Par (000)	Value
Indiana (continued)
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	$880	$956,226

		9,996,254
Iowa — 1.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	1,955	2,076,054
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,009
Midwestern Disaster Area, 5.25%, 12/01/25	320	338,064
Midwestern Disaster Area, 5.88%, 12/01/26(a)	285	299,489
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	470	483,691
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	980	981,245

		4,183,552
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C(b):
5.75%, 11/15/19	35	36,262
5.75%, 11/15/19	1,485	1,541,653

		1,577,915
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	705	741,216
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(e)	865	791,648

		1,532,864
Louisiana — 2.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 02/01/19(b)	570	574,794
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	430	442,762
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	700	727,139
5.25%, 05/15/31	600	631,974
5.25%, 05/15/32	765	815,444
5.25%, 05/15/33	830	878,754
5.25%, 05/15/35	350	370,405

		4,441,272
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(b)	65	66,282
5.00%, 07/01/39	145	147,310

		213,592
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	300	317,025
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	530	547,225
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	305	334,618
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	1,520	1,645,309

		2,844,177

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts — 0.7%
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 05/15/59	$1,165	$1,330,966
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(b)	255	260,202

		1,591,168
Michigan — 3.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	3,085	3,265,719
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	530	556,023
5.50%, 05/15/36	425	441,805
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	630	665,979
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	2,105	2,184,211

		7,113,737
Minnesota — 2.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18(b)	2,135	2,138,779
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A(f):
4.25%, 02/15/48	750	716,085
5.25%, 02/15/53	1,500	1,599,765

		4,454,629
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	675	694,049

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	189,647
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	175	183,943

		373,590
Nebraska — 0.3%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	575	622,978

New Hampshire — 2.1%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	1,105	1,069,971
Series C, AMT, 4.88%, 11/01/42	575	561,097
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(b)	3,035	3,124,259

		4,755,327
New Jersey — 7.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	735	775,146
5.25%, 11/01/44	1,095	1,151,841
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	775	777,387
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,410	1,503,116
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	1,365	1,462,707

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	$1,060	$1,098,520
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,550	1,675,132
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	715	765,007
Series E, 5.00%, 01/01/45	1,875	2,017,781
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	315	324,144
Transportation Program, Series AA, 5.00%, 06/15/44	580	595,353
Transportation System, Series A, 5.50%, 06/15/41	1,575	1,643,891
Transportation System, Series B, 5.25%, 06/15/36	1,705	1,775,093
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	390	412,234
Sub-Series B, 5.00%, 06/01/46	550	557,084

		16,534,436
New York — 8.4%
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	310	328,048
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,300	1,337,674
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	715	672,100
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	229	238,728
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,405	1,351,399
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 04/01/19(b)	1,450	1,473,418
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,886,569
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	1,740	1,795,436
Series C-1, 5.25%, 11/15/56	2,415	2,638,025
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,415	1,377,050
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	850	883,184
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,275	2,329,668
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	245	252,548
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	605	623,029
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	964,782
6.00%, 12/01/42	875	936,871

		19,088,529
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(b)	970	987,489

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	$415	$465,315

		1,452,804
North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58(f)	695	731,467

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	2,570	2,495,444
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	470	503,032
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	290	311,098
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	580	606,001

		3,915,575
Oklahoma — 1.7%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	855	905,249
Oklahoma Turnpike Authority, RB:
2nd Series C, 4.00%, 01/01/42	1,420	1,415,683
Series A, 4.00%, 01/01/48	1,500	1,477,065

		3,797,997
Pennsylvania — 4.0%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	330	352,202
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	460	483,294
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	75	82,358
5.00%, 06/01/34	100	109,474
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	415	395,188
5.00%, 09/01/43	905	977,916
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	2,520	2,559,539
AMT, 5.00%, 06/30/42	2,015	2,104,789
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	1,141,984
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	851,684

		9,058,428
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,345	1,364,099
5.63%, 05/15/43	1,280	1,297,421

		2,661,520
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	580	610,160
Series B, 4.50%, 06/01/45	1,900	1,873,837
Series B, 5.00%, 06/01/50	2,605	2,670,933

		5,154,930

Security	Par (000)	Value
South Carolina — 3.7%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	$2,285	$2,400,484
AMT, 5.25%, 07/01/55	925	997,613
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,410	2,553,274
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,260	2,391,193

		8,342,564
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	980	1,030,342
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	495	528,378

		1,558,720
Texas — 8.6%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	1,480	1,602,011
Sub-Lien, 5.00%, 01/01/33	250	264,700
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	440	473,145
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,622,115
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	325	382,480
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(b)	1,910	1,918,213
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	3,330	3,542,687
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(b)	450	464,616
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	1,400	585,998
Permanent University Fund — University of Texas System, Refunding RB, Series B, 4.00%, 07/01/41	2,725	2,751,787
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,825	2,015,694
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,129,260
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,777,095

		19,529,801
Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	640	691,379
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	665	712,747

		1,404,126
Virginia — 2.2%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 07/01/42	625	630,994
Residential Care Facility, 5.00%, 07/01/47	970	977,682
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	810	933,282

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Virginia (continued)
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	$550	$583,578
6.00%, 01/01/37	1,830	1,991,186

		5,116,722
Washington — 2.3%
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 01/01/43	1,555	1,686,211
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	1,085	1,167,362
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	540	578,151
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,625	1,757,584

		5,189,308
Wisconsin — 3.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	4,980	5,081,841
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,753,434

		6,835,275
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 01/01/19(b)	210	211,052

Total Municipal Bonds — 116.6% (Cost — $251,893,028)		264,744,565

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 8.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(h)	2,257	2,275,088
Series F-1, 5.63%, 04/01/19(b)	2,271	2,307,756
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	6,600	6,810,034
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	4,121	4,267,944
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	2,250	2,474,246
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	748	767,201

		18,902,269
Colorado — 2.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(h)	1,664	1,848,517
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(h)	1,490	1,522,445
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,669,085

		6,040,047
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	3,939	4,151,806

Security	Par (000)	Value
Illinois — 0.4%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	$1,034	$994,197

Massachusetts — 4.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	1,502	1,505,276
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	3,359	3,604,124
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	4,771,926

		9,881,326
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(h)	1,410	1,436,467

New York — 7.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,110	1,131,345
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(h):
5.75%, 02/15/21(b)	687	739,163
5.75%, 02/15/47	423	454,711
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,019,467
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(h)	4,460	4,854,641
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,860	2,054,320

		17,253,647
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,830	2,013,448
Wake Forest University, 5.00%, 01/01/19(b)	1,080	1,085,541

		3,098,989
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	9,644	9,698,877

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,695	1,897,434

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,140	1,141,554

Texas — 6.6%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,720	1,843,853
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(h):
5.00%, 08/15/19(b)	2,620	2,671,693
5.00%, 08/15/38	2,004	2,043,614
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,492,328
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	1,504	1,489,783
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	2,295	2,300,630
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	2,041	2,201,554

		15,043,455

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	$2,519	$2,579,285

Virginia — 1.0%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,174,511

Wisconsin — 2.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(h)	3,959	4,012,581
The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	2,059	1,975,137

		5,987,718
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.1% (Cost — $98,532,977)		100,281,582

Total Long-Term Investments — 160.7% (Cost — $350,426,005)		365,026,147

	Shares
Short-Term Securities — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(i)(j)	3,203,888	3,204,209

Total Short-Term Securities — 1.4% (Cost — $3,204,209)		3,204,209

Total Investments — 162.1% (Cost — $353,630,214)		368,230,356
Other Assets Less Liabilities — 1.4%		3,326,429
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.7)%		(60,716,940)
VMTP Shares at Liquidation Value — (36.8)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$227,139,845

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire between December 1, 2018 to April 1, 2039, is $13,285,379. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	733,990	2,469,898	3,203,888	$3,204,209	$22,334	$24	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	5	12/19/18	$592	$541
Long U.S. Treasury Bond	46	12/19/18	6,354	140,831
5-Year U.S. Treasury Note	15	12/31/18	1,686	6,535

				$147,907

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund, Inc. (MHD)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$147,907	$—	$147,907

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$221,664	$—	$221,664

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$135,314	$—	$135,314

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,202,168

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$365,026,147	$—	$365,026,147
Short-Term Securities	3,204,209	—	—	3,204,209

	$3,204,209	$365,026,147	$—	$368,230,356

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$147,907	$—	$—	$147,907

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(60,465,002)	$—	$(60,465,002)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

	$—	$(144,165,002)	$—	$(144,165,002)

During the six months ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 110.3%

Alabama — 1.3%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,875	$2,116,987

Arizona — 1.1%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	890	891,620
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	918,524

		1,810,144
California — 14.0%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 08/01/20(b)	2,000	1,924,660
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,110	1,137,950
Sutter Health, Series B, 6.00%, 08/15/20(c)	1,585	1,699,707
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	445	485,677
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	80	86,099
5.25%, 08/15/49	195	208,820
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	120	129,050
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	730	751,601
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(c)	1,090	1,114,590
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	235	238,993
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	400	406,356
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	214,289
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	540	542,948
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(b)	2,525	1,758,789
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 07/01/19(b)	2,070	2,044,166
State of California, GO, Various Purposes:
6.50%, 04/01/19(c)	3,965	4,044,736
6.00%, 03/01/33	1,265	1,332,956
6.50%, 04/01/33	3,360	3,421,925
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	441,543
Sub-Series I-1, 6.38%, 11/01/19(c)	600	627,558
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	670	671,662

		23,284,075
Colorado — 2.3%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	680	674,152
City & County of Denver Colorado, RB,Series A-2, 0.00%, 08/01/37(b)	1,490	676,058
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,055	1,078,284

Security	Par (000)	Value
Colorado (continued)
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	$510	$532,736
University of Colorado, RB, Series A, 5.38%, 06/01/19(c)	920	938,243

		3,899,473
Connecticut — 0.2%
Connecticut HFA, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	265	258,221

Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	602,821
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,126,670

		2,729,491
District of Columbia — 4.1%
District of Columbia HFA, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	510	500,162
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	260,485
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,023,480
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(b)	10,170	5,127,409

		6,911,536
Florida — 3.6%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(c)	1,725	1,785,168
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	700	733,173
Florida Housing Finance Corp., RB, S/F Housing, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 07/01/42	640	609,050
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,525	1,730,524
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,120	1,207,337

		6,065,252
Georgia — 1.8%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	270	301,347
County of Griffin-Spalding Hospital Authority, RB, Revenue Anticipation Certificates, 4.00%, 04/01/42	2,310	2,218,178
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	431,911

		2,951,436
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	680	711,287

Idaho — 1.2%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	2,000	2,007,540

Illinois — 15.1%
Chicago Board of Education, GO, Series C:
Series H, 5.00%, 12/01/46	240	239,986
Project, 5.25%, 12/01/35	805	819,627
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
5.00%, 12/01/34	240	242,784
Series D, 5.00%, 12/01/25	435	450,447

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO, Refunding Series F, 5.00%, 12/01/24	$340	$352,971
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	885	901,523
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	2,290	2,388,561
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	587	590,088
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(c)	2,100	2,258,004
Series A, 5.75%, 01/01/39	400	423,900
Series C, 6.50%, 01/01/21(c)	2,935	3,201,469
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	556,532
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	426,154
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(c)	800	827,024
Southern Illinois Healthcare Enterprises, Inc., 4.00%, 03/01/35	1,290	1,255,209
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(b)	9,555	2,331,420
Series B (AGM), 5.00%, 06/15/50	2,230	2,287,088
Series B-2, 5.00%, 06/15/50	1,260	1,260,516
Railsplitter Tobacco Settlement Authority, RB(c):
5.50%, 06/01/21	230	248,333
6.00%, 06/01/21	500	546,085
State of Illinois, GO:
5.00%, 02/01/39	810	814,763
Series A, 5.00%, 04/01/38	1,920	1,944,173
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(c)	315	321,322
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	520	553,399

		25,241,378
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	415	473,976
7.00%, 01/01/44	1,000	1,147,680
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,774,440
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	225	235,548
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	740	772,760
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	210	221,147
Sisters of St. Francis Health Services, 5.25%, 11/01/19(c)	420	433,158
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(c)	1,370	1,395,633
5.75%, 05/01/31	290	295,498
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(c)	565	568,842
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	640	695,437

		8,014,119

Security	Par (000)	Value
Iowa — 1.3%
Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/43	$250	$256,280
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	240	254,861
Midwestern Disaster Area, 5.25%, 12/01/25	940	993,063
Midwestern Disaster Area, 5.88%, 12/01/26(a)	210	220,676
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	415	427,089

		2,151,969
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C(c):
5.75%, 11/15/19	25	25,901
5.75%, 11/15/19	1,080	1,121,202

		1,147,103
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	525	551,969
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(e)	635	581,152

		1,133,121
Louisiana — 3.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 02/01/19(c)	420	423,532
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/47	1,635	1,714,412
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	310	319,201
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	510	529,773
5.25%, 05/15/31	435	458,181
5.25%, 05/15/32	555	591,597
5.25%, 05/15/33	600	635,244
5.25%, 05/15/35	255	269,866

		4,941,806
Maine — 1.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(c)	45	45,888
5.00%, 07/01/39	105	106,673
Maine State Housing Authority, RB:
M/F Housing, Series E, 4.15%, 11/15/38(f)	700	702,611
M/F Housing, Series E, 4.25%, 11/15/43(f)	625	626,387
S/F Housing, Series C, 3.95%, 11/15/43	335	323,104

		1,804,663
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(c)	220	232,485
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	390	402,675
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(c)	1,095	1,185,272

		1,820,432

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 05/15/59	$845	$965,379
Suffolk University, 4.00%, 07/01/39	1,140	1,074,039
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(c)	360	367,344
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 06/01/40	805	806,296

		3,213,058
Michigan — 5.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,235	2,365,926
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,820	1,699,880
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(c)	380	398,658
5.50%, 05/15/36	310	322,257
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	455	480,985
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	1,835	1,808,466
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(c)	1,520	1,577,198
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38(f)	730	730,803

		9,384,173
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	135,462
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	130	136,643

		272,105
New Hampshire — 2.1%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	735	711,701
Series C, AMT, 4.88%, 11/01/42	420	409,844
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(c)	1,530	1,574,997
New Hampshire Housing Finance Authority, RB, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	800	756,120

		3,452,662
New Jersey — 7.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	558,949
5.25%, 11/01/44	790	831,009
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	560	561,725
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,040	1,108,681
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	990	1,060,864
S/F Housing, Series B, 4.50%, 06/15/40	1,270	1,247,534
Series WW, 5.00%, 06/15/36	210	218,503
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,125	1,215,821

Security	Par (000)	Value
New Jersey (continued)
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	$715	$769,447
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	330	339,580
Transportation Program, Series AA, 5.00%, 06/15/44	610	626,147
Transportation System, Series A, 5.50%, 06/15/41	1,025	1,069,833
Transportation System, Series B, 5.25%, 06/15/36	1,235	1,285,771
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	155	162,393
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	770	794,825
Series A, 5.25%, 06/01/46	200	211,402
Sub-Series B, 5.00%, 06/01/46	775	784,982

		12,847,466
New Mexico — 1.0%
New Mexico Mortgage Finance Authority, RB, S/F Housing, Mortgage Program, Class I, Fannie Mae & Freddie Mac):
Series B (Ginnie Mae, 3.90%, 07/01/48	705	677,385
Series C (Ginnie Mae, 3.88%, 07/01/43	1,085	1,047,296

		1,724,681
New York — 7.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(f)	1,080	1,065,614
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	740	783,083
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,028,980
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	555	521,700
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	257	267,958
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,020	981,087
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 04/01/19(c)	1,050	1,066,958
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,380,550
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(c)	1,270	1,310,462
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	615	639,010
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,495	1,530,925
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	175	180,392
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	440	453,112
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	696,787
6.00%, 12/01/42	630	674,547

		12,581,165
North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	305	341,978

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	$1,855	$1,801,186
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	350	374,598
Ohio HFA, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	150	146,163
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	420	438,829

		2,760,776
Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	625	668,875
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	280	275,719

		944,594
Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	210	205,771

Pennsylvania — 3.1%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	335	351,964
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	470	447,562
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	1,830	1,858,713
AMT, 5.00%, 06/30/42	440	459,606
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	800	826,776
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	626,711
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	550	594,341

		5,165,673
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	975	988,845
5.63%, 05/15/43	925	937,589

		1,926,434
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	420	441,840
Series B, 4.50%, 06/01/45	1,375	1,356,066
Series B, 5.00%, 06/01/50	1,895	1,942,963

		3,740,869
South Carolina — 4.3%
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	710	755,859
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(c)	1,650	1,733,391
AMT, 5.25%, 07/01/55	670	722,595
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,161,278

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	$1,635	$1,729,912

		7,103,035
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	720	756,986
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	360	384,275

		1,141,261
Texas — 4.4%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(c)	1,070	1,158,211
Sub-Lien, 5.00%, 01/01/33	180	190,584
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(c)	240	282,446
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(b):
0.00%, 09/15/40	2,525	946,749
0.00%, 09/15/41	1,395	495,253
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(c)	320	330,394
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	145	151,458
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	1,015	424,849
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49(f)	610	598,776
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	195	195,846
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,165	1,240,294
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,358,955

		7,373,815
Virginia — 1.1%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	400	424,420
6.00%, 01/01/37	1,345	1,463,468

		1,887,888
Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	390	417,554
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,195	1,292,500

		1,710,054
West Virginia — 1.2%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	2,260	2,053,391

Wisconsin — 3.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(c)	3,620	3,694,029

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin (continued)
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,235	$1,266,369

		4,960,398

Total Municipal Bonds — 110.3% (Cost — $175,018,089)		183,791,280

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Arizona — 0.5%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	915	901,720

California — 8.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(h)	1,638	1,650,949
Series F-1, 5.63%, 04/01/19(c)	1,640	1,667,277
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(c)	4,770	4,921,797
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	2,967	3,072,920
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,635	1,797,952
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(c)	553	567,729

		13,678,624
Colorado — 1.8%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(h)	1,080	1,103,517
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,950	1,927,673

		3,031,190
Florida — 3.8%
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,932	1,881,567
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(c)	2,840	2,992,673
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,290	1,404,642

		6,278,882
Illinois — 0.6%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	1,004	965,380

Louisiana — 0.7%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,245	1,249,955

Maryland — 2.1%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,515	1,660,606
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	1,740	1,921,221

		3,581,827
Massachusetts — 3.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,190,331

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	$3,211	$3,403,974

		5,594,305
Michigan — 0.8%
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	1,409	1,377,511

Nevada — 1.5%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 05/01/48	2,260	2,505,264

New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(c)(h)	1,020	1,039,147

New York — 11.9%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	810	825,576
City of New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-3, 5.25%, 01/15/39	3,299	3,322,332
Series S-1, 4.00%, 07/15/42(h)	1,395	1,380,171
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(h):
5.75%, 02/15/21(c)	501	539,389
5.75%, 02/15/47	309	331,816
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,337	2,552,950
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	5,820,581
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(h)	3,250	3,537,575
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,350	1,491,039

		19,801,429
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,320	1,452,323
Wake Forest University, 5.00%, 01/01/19(c)	800	804,104

		2,256,427
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(c)	6,974	7,013,962

Pennsylvania — 1.8%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(h)	1,559	1,555,284
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,229	1,376,080

		2,931,364
Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	750	740,599

Texas — 10.1%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,395	1,384,212
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,260	1,350,729

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(h):
5.00%, 08/15/19(c)	$1,905	$1,943,050
5.00%, 08/15/38	1,457	1,486,265
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,813,566
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,859	2,057,502
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,254,626
Howe Texas Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	1,095	1,079,685
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,499	1,502,842
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,801	1,942,547

		16,815,024
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(c)	1,395	1,427,818

Virginia — 1.0%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,611,951

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	1,445	1,435,389

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(c)(h)	2,859	2,897,975

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 58.3% (Cost — $96,547,949)		97,135,743

Total Long-Term Investments — 168.6% (Cost — $271,566,038)		280,927,023

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(i)(j)	1,461,701	$1,461,847

Total Short-Term Securities — 0.9% (Cost — $1,461,847)		1,461,847

Total Investments — 169.5% (Cost — $273,027,885)		282,388,870
Liabilities in Excess of Other Assets — (0.4)%		(655,429)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.1)%		(60,120,939)
VMTP Shares at Liquidation Value — (33.0)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$166,612,502

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 1, 2018 to April 1, 2039, is $10,825,937. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	978,065	483,636	1,461,701	$1,461,847	$4,221	$218	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	1	12/19/18	$118	$(813)
Long U.S. Treasury Bond	43	12/19/18	5,939	136,367
5-Year U.S. Treasury Note	9	12/31/18	1,011	12

				$135,566

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$136,379	$—	$136,379

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$813	$—	$813

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$181,181	$—	$181,181

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$128,614	$—	$128,614

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,667,496

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2		Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—		$280,927,023		$—	$280,927,023
Short-Term Securities	1,461,847		—		—	1,461,847

	$1,461,847		$280,927,023	$		$282,388,870

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$136,379		$—		$—	$136,379
Liabilities:
Interest rate contracts	(813)		—		—	(813)

	$135,566	$		$		$135,566

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Fund II, Inc. (MUH)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(59,871,076)	$—	$(59,871,076)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

	$—	$(114,871,076)	$—	$(114,871,076)

During the six months ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 139.8%

Alabama — 3.0%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$2,330	$2,383,893
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	610,765
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,800	2,015,820

		5,010,478
California — 18.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,730	1,855,200
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 5.00%, 12/31/43	800	854,944
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 08/01/19(a)	1,325	1,363,306
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,085	1,210,415
2nd, 5.25%, 05/01/33	850	925,794
5.00%, 05/01/44	1,090	1,173,374
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	2,400	2,555,184
5.75%, 03/01/34	2,180	2,332,186
City of Sunnyvale California, Refunding RB, 5.25%, 04/01/20(a)	1,605	1,681,013
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,834,100
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,420	1,614,668
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)	1,000	1,057,980
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,335	1,462,639
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	3,170	3,601,342
5.25%, 05/15/38	900	993,312
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,692,120
5.50%, 11/01/31	2,465	2,777,044
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	725	804,011
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	540	614,115

		31,402,747
Colorado — 2.3%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,120,000
5.50%, 11/15/30	340	379,790
5.50%, 11/15/31	405	451,794
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	1,900	1,941,344

		3,892,928
Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	985	1,051,487
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	590	633,259

		1,684,746

Security	Par (000)	Value
Florida — 16.1%
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	$2,845	$3,048,986
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,929,251
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,596,540
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	90	90,859
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,015	1,113,648
Series A, 6.00%, 10/01/38	1,000	1,123,450
Series B, AMT, 6.25%, 10/01/38	460	518,632
Series B, AMT, 6.00%, 10/01/42	615	687,957
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,098,244
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,465	3,738,458
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	4,645	4,768,000
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,040	1,156,366
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	3,995	4,333,456

		27,203,847
Hawaii — 1.5%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,500	1,624,290
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	425	466,208
5.25%, 08/01/26	460	502,265

		2,592,763
Illinois — 15.3%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,059,580
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	960	1,032,230
3rd Lien, Series A, 5.75%, 01/01/39	185	196,054
3rd Lien, Series C, 6.50%, 01/01/21(a)	5,225	5,699,378
Senior Lien, Series D, AMT, 5.00%, 01/01/42	430	455,680
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	2,000	2,006,700
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,051,250
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,879,607
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	2,050	2,127,531
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,299,250
5.25%, 12/01/43	1,505	1,542,655
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	555	602,342
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	1,405	1,516,993
6.00%, 06/01/21	400	436,868
State of Illinois, GO:
5.25%, 02/01/31	875	906,132
5.25%, 02/01/32	1,355	1,398,739
5.50%, 07/01/33	2,000	2,108,960
5.50%, 07/01/38	425	444,308

		25,764,257

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Indiana — 3.9%
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 02/01/36	$3,055	$3,225,683
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	545	548,264
5.50%, 01/01/38	2,235	2,247,829
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	565	593,205

		6,614,981
Iowa — 0.7%
Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	1,100	1,123,738

Louisiana — 1.7%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,500	1,656,180
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	1,215	1,234,015

		2,890,195
Maryland — 2.7%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	1,430	1,532,316
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	2,700	3,045,789

		4,578,105
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/47	245	256,689
5.25%, 01/01/42	545	582,229
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	595	629,474
Massachusetts Housing Finance Agency, Refunding RB, Series C, AMT, 5.35%, 12/01/42	485	487,081

		1,955,473
Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	205	205,344
6.50%, 11/15/38	1,120	1,121,882
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	575	558,153

		1,885,379
Mississippi — 2.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,045,466
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,129,990

		4,175,456
Montana — 0.3%
Montana State Board of Housing, RB, S/F, Series B-2:
3.38%, 12/01/37	245	229,369
3.50%, 12/01/42	105	96,242
3.60%, 12/01/47	165	149,234

		474,845

Security	Par (000)	Value
Nevada — 4.8%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	$340	$359,877
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	1,410	1,455,303
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	1,205	1,357,288
5.00%, 06/01/37	3,000	3,371,340
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 07/01/19(a)	1,500	1,533,060

		8,076,868
New Jersey — 11.8%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT (AGM), Private Activity Bond, 5.00%, 01/01/31	790	853,247
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	3,000	3,209,340
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,571,800
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	2,100	2,147,040
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	1,435	1,376,122
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	3,170	3,184,265
Series AA, 5.50%, 06/15/39	1,890	2,005,139
Series B, 5.25%, 06/15/36	1,000	1,041,110
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	1,600	1,705,920
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,390	1,469,244
Sub-Series B, 5.00%, 06/01/46	305	308,928

		19,872,155
New York — 7.4%
City of New York New York, GO, Sub-Series F-1, 5.00%, 04/01/36	2,090	2,343,099
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 06/15/43	1,305	1,384,997
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 06/15/40	3,410	3,469,504
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	1,555	1,681,717
5.75%, 02/15/47	955	1,021,965
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,121,960
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	547,722

		12,570,964
Ohio — 1.3%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,000	2,199,080

Oklahoma — 0.5%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	955	878,753

Pennsylvania — 7.2%
Altoona Area School District, GO, 5.00%, 12/01/36	110	120,121
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	865	961,664
5.00%, 03/01/43	590	654,446

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A, 5.00%, 09/01/48	$980	$1,053,186
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,420,844
Northampton County General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38	2,595	2,573,825
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	1,000	928,910
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.25%, 06/01/47	1,170	1,256,826
Swarthmore Borough Authority, RB, Swarthmore College, 5.00%, 09/15/48	1,900	2,139,419
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,000	1,080,470

		12,189,711
South Carolina — 6.8%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,444,412
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,000	1,097,510
6.00%, 07/01/38	1,695	1,896,688
5.50%, 07/01/41	1,000	1,096,140
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,095	1,182,962
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,054,670
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,500	2,645,125

		11,417,507
Tennessee — 1.6%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	2,500	2,679,575

Texas — 12.7%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,360	1,487,976
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	1,175	1,308,210
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	4,000	4,086,656
Dallas Texas Area Rapid Transit, Refunding RB, Senior Lien(a):
5.25%, 12/01/18	2,600	2,607,143
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,067,470
Series H, 5.00%, 11/01/37	2,200	2,298,230
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,240	1,383,356
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	3,150	3,422,790
North Texas Tollway Authority, Refunding RB, 1st Tier-Series A, 5.00%, 01/01/48	1,060	1,149,061
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	620	679,105

		21,489,997
Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	1,470	1,622,160

Security	Par (000)	Value
Virginia — 2.6%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	$570	$609,478
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	1,300	1,304,719
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	2,330	2,441,607

		4,355,804
Washington — 9.2%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,375	1,468,912
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT:
5.00%, 05/01/37	1,450	1,578,644
5.00%, 05/01/42	385	414,225
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,114,230
5.00%, 07/01/37	3,910	4,329,699
5.00%, 07/01/38	650	714,773
State of Washington, GO:
Series C, 5.00%, 02/01/36	4,300	4,838,145
Various Purposes, Series B, 5.25%, 02/01/21(a)	1,075	1,148,423

		15,607,051
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44(b)	1,205	1,318,101

Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	330	357,796

Total Municipal Bonds — 139.8% (Cost — $229,404,336)		235,885,460

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

California — 2.9%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	4,500	4,948,492

Colorado — 1.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(d)	1,901	2,119,966

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	1,919,209

Illinois — 1.5%
City of Chicago Illionis Waterworks, Refunding RB, Water Revenue Project (AGM), 2nd Lien:
2017, 5.25%, 11/01/18(a)	1,662	1,662,432
2017, 5.25%, 11/01/33	482	482,458
5.25%, 11/01/18(a)	364	364,252

		2,509,142
Maryland — 1.0%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,499	1,643,187

Michigan — 2.0%
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,306,523

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nevada — 2.3%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(a)	$3,749	$3,837,579

New Jersey — 1.1%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,801	1,812,575

New York — 5.4%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	1,400	1,409,474
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	4,882,820
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(d)	2,660	2,895,369

		9,187,663
Pennsylvania — 2.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(d)	3,650	3,606,237
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,184	1,279,914

		4,886,151
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	1,005	1,028,643

Security	Par (000)	Value
Virginia — 1.5%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(d)	$2,320	$2,559,215

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.6%. (Cost — $39,426,088)		39,758,345

Total Investments — 163.4% (Cost — $268,830,424)		275,643,805
Other Assets Less Liabilities — 1.2%		1,996,566
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.0)%		(21,969,820)
VMTP Shares at Liquidation Value — (51.6)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$168,670,551

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to June 1, 2026, is $5,539,532. See Note 4 of the Notes to Financial Statements for details.

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,822,221	(2,822,221)	—	$—	$14,894	$1,368	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	11	12/19/18	$1,303	$8,000
Long U.S. Treasury Bond	31	12/19/18	4,282	102,392
5-Year U.S. Treasury Note	15	12/31/18	1,686	7,309

				$117,701

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$117,701	$—	$117,701

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$158,324	$—	$158,324

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$68,524	$—	$68,524

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,260,777

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$275,643,805	$—	$275,643,805

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$117,701	$—	$—	$117,701

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(21,886,518)	$—	$(21,886,518)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

	$—	$(108,886,518)	$—	$(108,886,518)

During the six months ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 138.4%

Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$4,615	$4,721,745

Arizona — 3.5%
Arizona Board of Regents, RB, University of Arizona, 5.00%, 08/01/28	2,000	2,128,580
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/30	2,685	2,845,590
Arizona Industrial Development Authority, RB, Academies of Math & Science Projects, Series B, 4.25%, 07/01/27(b)	545	520,061
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	750	796,327
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A:
5.00%, 07/01/25	300	330,837
5.00%, 07/01/29	175	193,785
5.00%, 07/01/31	175	191,695
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 07/01/20	2,325	2,392,192
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 07/01/21(a)	1,600	1,715,248
Glendale Union School District No. 205, GO, Series C (BAM):
5.00%, 07/01/24	1,945	2,147,825
5.00%, 07/01/27	500	547,765
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 07/01/27	700	746,704
5.00%, 07/01/32	1,925	2,042,444
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 09/01/35	2,050	2,137,699
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,017,150

		19,753,902
Arkansas — 0.7%
City of Benton Arkansas, RB, 5.00%, 06/01/29	1,055	1,167,221
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,587,128

		3,754,349
California — 4.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/20(a)	2,135	2,252,169
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/31	1,335	1,391,484
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 03/01/25	2,000	2,109,660
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/32	6,715	7,351,179
5.00%, 06/01/34	5,785	6,284,650
State of California, GO:
5.50%, 04/01/28	15	15,046
Various Purposes, 5.75%, 04/01/31	7,000	7,108,640

		26,512,828
Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Sub-System, Series A, 5.00%, 12/01/32	5,000	5,591,750
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series B-1, 5.00%, 07/01/38	270	281,351

Security	Par (000)	Value
Colorado (continued)
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	$500	$543,720
University of Northern Colorado, Refunding RB, Series A, 5.00%, 06/01/31	2,000	2,205,160

		8,621,981
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(a)	4,530	4,844,155
State of Connecticut, GO, Series A:
5.00%, 04/15/30	5,000	5,506,050
5.00%, 04/15/31	4,000	4,384,800

		14,735,005
Delaware — 0.8%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
5.00%, 07/01/29	880	951,826
5.00%, 07/01/30	1,030	1,108,321
5.00%, 07/01/31	750	804,052
5.00%, 07/01/32	375	400,545
5.00%, 07/01/33	1,190	1,266,386

		4,531,130
Florida — 6.0%
Capital Region Community Development District, Refunding, Special Assessment Bonds, Series A-1:
4.13%, 05/01/23	500	495,145
4.63%, 05/01/28	500	489,845
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 07/01/21(a)	10,000	10,733,800
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/27	1,635	1,739,280
County of Lee Florida, Refunding RB, Series A, AMT, 5.50%, 10/01/23	1,000	1,079,090
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	3,916,866
6.00%, 10/01/29	3,480	3,924,779
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,521,749
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 07/01/32	1,500	1,620,075
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 3.65%, 05/01/22(b)	525	523,462
Del Webb Project, 4.30%, 05/01/27(b)	520	514,166
Lakewood National and Polo Run Projects, 4.00%, 05/01/22	1,230	1,235,990
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 05/01/24	1,300	1,329,367
Sarasota County Health Facilities Authority, RB, Sunnyside Village Project, 5.00%, 05/15/33	600	650,142
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(c)(d)	143	91,229

		33,864,985
Georgia — 2.8%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	10,315	11,498,853
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 5.00%, 04/01/32	1,250	1,379,850
Main Street Natural Gas Inc, RB, Series A, 5.50%, 09/15/28	2,500	2,900,525

		15,779,228

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 07/01/29	$5,000	$5,249,350

Idaho — 1.3%
Idaho Health Facilities Authority, Refunding RB, St. Lukes Health Syatem, Series A:
5.00%, 03/01/32	4,100	4,525,047
5.00%, 03/01/33	2,410	2,649,434

		7,174,481
Illinois — 15.1%
Chicago Board of Education, GO, Refunding Dedicated Revenues, Series D, 5.00%, 12/01/26	4,185	4,322,435
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/32	5,000	5,336,650
5.50%, 01/01/32	1,500	1,638,315
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT, Series C:
5.25%, 01/01/28	1,350	1,467,464
5.25%, 01/01/29	3,020	3,276,609
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB, 5.00%, 01/01/32	3,745	4,079,878
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series A, AMT, 5.00%, 01/01/23	13,000	14,084,330
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	3,916,265
Cook County Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	1,000	1,022,600
Illinois Finance Authority, Refunding RB, CHF-Chicago, LLC-University Of Illinois at Chicago:
5.00%, 02/15/28	810	887,695
5.00%, 02/15/29	400	436,172
5.00%, 02/15/30	500	542,490
5.00%, 02/15/31	500	540,170
5.00%, 02/15/32	500	537,855
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 05/01/30	475	490,571
5.00%, 05/01/31	500	516,315
5.00%, 05/01/32	500	515,720
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 5.00%, 12/15/28	1,200	1,300,428
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 06/01/21(a)	3,500	3,778,985
State of Illinois, GO:
5.25%, 02/01/30	5,000	5,192,100
5.00%, 04/01/31	1,000	1,017,980
5.00%, 05/01/31	10,010	10,187,978
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	470	487,780
State of Illinois, GO, Series D, 5.00%, 11/01/28	1,645	1,694,251
State of Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare Enterprises, Inc.:
5.00%, 03/01/30	550	605,385
5.00%, 03/01/32	920	1,003,645
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/34	9,140	9,872,480
State of Illinois Toll Highway Authority, Refunding RB, Senior Series A, 5.00%, 12/01/31	5,220	5,774,834

		84,527,380
Indiana — 4.1%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 01/01/21	4,800	5,078,256

Security	Par (000)	Value
Indiana (continued)
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 04/01/19	$2,000	$2,029,020
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	10,773,800
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,115,200

		22,996,276
Iowa — 1.2%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 04/01/23	695	741,002
5.25%, 04/01/24	730	778,319
5.25%, 04/01/25	520	554,419
5.25%, 04/01/26	360	383,652
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 09/01/20(a)	2,315	2,430,171
Upper Iowa University Project, 5.00%, 09/01/20(e)	800	828,392
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series A, 5.00%, 12/01/26	775	850,469

		6,566,424
Kansas — 1.4%
County of Seward Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(a)	1,005	1,092,365
5.00%, 09/01/22(a)	3,990	4,382,736
5.00%, 09/01/33	1,005	1,092,365
Kansas Development Finance Authority, Refunding RB, Health Hospital Nursing Home Improvements:
5.00%, 11/15/19(a)	35	35,994
5.00%, 11/15/23	1,465	1,502,064

		8,105,524
Kentucky — 0.5%
Countyof Louisville/Jefferson Metropolitan Government, Refunding RB, Catholic Health Initiatives:
5.00%, 12/01/35	120	124,816
Series A, 5.00%, 12/01/31	2,750	2,877,242

		3,002,058
Louisiana — 3.4%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,242,860
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 01/01/19(a)	850	855,500
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,685,013
5.00%, 12/01/28	3,715	3,973,824
New Orleans Aviation Board, RB, Series A, 5.00%, 01/01/33	1,000	1,079,590
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 05/01/34	3,000	3,079,800
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/28	3,660	4,007,956

		18,924,543
Maine — 0.4%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 02/01/34	1,965	1,967,240

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Maryland — 1.7%
City of Rockville Maryland, RB, Ingleside King Farm Project, 3.50%, 11/01/26	$1,825	$1,780,160
Maryland Economic Development Corp., RB, Transportation Facilities Project, Series A, 5.13%, 06/01/20(e)	1,020	1,056,394
Maryland Economic Development Corp., Refunding RB, Transportation Facilities Project, Series A:
5.00%, 06/01/29	1,835	2,046,282
5.00%, 06/01/30	1,015	1,124,914
5.00%, 06/01/31	1,000	1,103,190
5.00%, 06/01/32	1,000	1,095,580
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 07/01/33	1,140	1,238,735

		9,445,255
Massachusetts — 1.7%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, Series A, 5.00%, 01/01/31	1,730	1,842,069
Suffolk University, 5.00%, 07/01/29	2,700	2,981,178
Suffolk University, 5.00%, 07/01/30	3,125	3,430,938
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 07/01/25	1,060	1,101,658

		9,355,843
Michigan — 2.3%
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 05/01/25	1,000	1,066,170
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	4,000	4,370,120
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,681,225
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/19(a)	4,900	5,059,397

		13,176,912
Minnesota — 2.1%
City of Minneapolis, RB, YMCA of the Greater Twin Cities Project:
4.00%, 06/01/30	150	154,146
4.00%, 06/01/31	50	51,082
City of Minneapolis, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/33	2,370	2,632,596
County of St. Paul Minnesota Housing & Redevelopment Authority, RB, Great River School Project, Series A, 4.75%, 07/01/29(b)	250	247,102
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A(f):
5.00%, 02/15/33	1,000	1,093,920
5.00%, 02/15/34	1,185	1,286,626
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 08/01/36	1,000	1,065,660
Series C, 5.00%, 08/01/27	1,390	1,538,021
Series C, 5.00%, 08/01/28	740	818,107
Series C, 5.00%, 08/01/29	1,555	1,716,938
Series C, 5.00%, 08/01/30	835	920,779

		11,524,977
Missouri — 0.3%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	370	368,187
St. Louis County Industrial Development Authority, Refunding RB, Friendship Village St. Louis Obligated Group:
5.00%, 09/01/27	360	375,912
5.00%, 09/01/32	1,015	1,039,685

		1,783,784

Security	Par (000)	Value
Montana — 0.1%
County of Yellowstone Montana School District No. 2 Billings, GO, 5.00%, 06/15/30	$500	$552,160

Nebraska — 0.9%
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	879,632
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 01/01/30	1,000	1,032,060
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/30	1,000	1,071,150
5.00%, 01/01/32	2,000	2,136,020

		5,118,862
Nevada — 1.7%
County of Clark Nevada Department of Aviation, Refunding RB, 5.00%, 07/01/33	5,000	5,457,200
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	3,887,058

		9,344,258
New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project, Series A, AMT, 4.00%, 11/01/27(b)	795	784,943
New Hampshire Health & Education Facilities Authority Act, Refunding RB, Dartmouth-Hitchcock Obligated Group, Series A:
5.00%, 08/01/31	640	714,176
5.00%, 08/01/32	365	405,176

		1,904,295
New Jersey — 26.6%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	1,364	1,399,873
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	6,040	6,438,882
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond AMT:
5.50%, 01/01/26	1,500	1,667,475
5.50%, 01/01/27	1,000	1,107,120
New Jersey EDA, Refunding ARB, Port Newark Container Terminal LLC Project, AMT:
5.00%, 10/01/26	2,135	2,322,325
5.00%, 10/01/27	1,680	1,827,202
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,100,830
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,872,830
School Facilities Construction, Series EE, 5.00%, 09/01/23	3,465	3,618,153
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 06/15/28	10,000	10,622,500
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 07/01/30	5,000	5,495,100
New Jersey Higher Education Student Assistance Authority, Refunding RB:
AMT, Series B, 5.00%, 12/01/27	1,000	1,114,150
AMT, Series B, 5.00%, 12/01/28	1,000	1,110,000
Series 1, AMT, 5.50%, 12/01/26	835	875,372
Student Loan, Series 1A, 4.75%, 12/01/21	1,160	1,184,256
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	13,227,360

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/29	$10,000	$10,858,600
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,173,940
Series B, 5.25%, 06/15/26	3,500	3,685,990
Transportation Program, Series AA, 5.25%, 06/15/31	12,000	12,766,920
Transportation Program, Series AA, 5.25%, 06/15/32	2,250	2,412,045
Transportation System, Series A, 5.25%, 06/15/24	3,185	3,366,609
Transportation System, Series B, 5.50%, 06/15/31	13,970	14,698,675
Transportation System, Series C, 5.25%, 06/15/32	10,000	10,672,100
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	1,695	1,842,414
Transportation System, 5.00%, 12/15/33	2,285	2,426,579
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,359,839
5.00%, 12/01/25	1,345	1,488,901
South Jersey Port Corp., ARB, Sobordinated Marine Terminal, Series B, AMT:
5.00%, 01/01/29	250	272,010
5.00%, 01/01/30	200	216,804
5.00%, 01/01/31	350	378,007
5.00%, 01/01/32	425	456,977
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 01/01/19(a)	1,375	1,381,284
State of New Jersey, GO, Various Purposes, 5.00%, 06/01/28	5,000	5,586,700
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	850	936,266
5.00%, 06/01/32	11,980	13,074,732
Tobacco Settlement Bonds, 5.00%, 06/01/33	220	239,184

		149,278,004
New Mexico — 1.2%
Albuquerque Municipal School District No. 12, GO, Series 2017, 5.00%, 08/01/30	1,250	1,426,262
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,591,475
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 08/01/31	2,500	2,767,825

		6,785,562
New York — 12.3%
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 4.88%, 05/01/31(b)	450	448,956
City of New York, GO, Refunding, Series A, 5.00%, 08/01/29	6,125	6,891,850
City of New York, GO, Sub-Series I-1, 5.50%, 04/01/19(a)	5,000	5,076,650
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 01/15/23	3,560	3,583,033
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A:
4.00%, 06/01/22	800	822,568
4.50%, 06/01/27	1,710	1,816,208
5.00%, 06/01/35	415	439,805
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(a)	5,695	6,392,637

Security	Par (000)	Value
New York (continued)
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	$5,470	$5,776,539
5.00%, 11/01/30	655	686,912
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 04/01/19(a)	1,000	1,015,120
Metropolitan Transportation Authority, RB(a):
Sub-Series B-1, 5.00%, 11/15/21	2,300	2,495,891
Sub-Series B-4, 5.00%, 11/15/21	1,500	1,627,755
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	2,830,245
New York State Dormitory Authority, RB, Series A:
North Shore-Long Island Jewish Health System, 5.50%, 05/01/19(a)	1,495	1,522,478
State University Dormitory Facilities, 5.00%, 07/01/33	1,440	1,632,168
New York State Dormitory Authority, Refunding RB:
4.25%, 09/01/19(a)	480	489,038
5.00%, 07/01/30	1,555	1,753,527
Niagara Area Development Corp., Refunding RB, Covanta Project, Series B, 3.50%, 11/01/24(b)	1,000	990,920
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,690	1,740,987
State of New York Dormitory Authority, RB:
Fordham University, Series A, 5.25%, 07/01/21(a)	900	974,025
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/32	9,000	9,908,190
Mental Health Services (AGM), 5.00%, 02/15/22	325	325,504
New York University Hospitals Center, Series A, 5.00%, 07/01/20(a)	1,725	1,807,489
New York University Hospitals Center, Series A, 5.13%, 07/01/20(a)	1,670	1,753,250
State of New York Dormitory Authority, Refunding RB:
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,060	3,350,731
Orange Regional Medical Center, 5.00%, 12/01/27(b)	900	997,884
Orange Regional Medical Center, 5.00%, 12/01/28(b)	1,800	1,984,554

		69,134,914
North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,620,915

Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	6,000	6,597,240

Oklahoma — 1.6%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/28	1,575	1,746,895
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,344,712
5.00%, 10/01/28	1,265	1,426,933
5.00%, 10/01/29	1,400	1,573,628
Oklahoma Development Finance Authority, RB, OU Medicene Project, Series B:
5.00%, 08/15/29	1,200	1,328,076
5.00%, 08/15/33	1,305	1,408,643

		8,828,887
Oregon — 1.5%
County of Klamath Oregon School District, GO:
5.00%, 06/15/30	1,000	1,101,510
5.00%, 06/15/31	1,000	1,100,140

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oregon (continued)
County of Umatilla Oregon School District No. 16R Pendleton, GO, Series A, 5.00%, 06/15/32	$2,000	$2,218,480
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/20(a)	1,835	1,921,832
State of Oregon, GO, Series H, 5.00%, 05/01/36	2,000	2,155,300

		8,497,262
Pennsylvania — 7.3%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/22	2,000	2,094,580
5.00%, 05/01/23	640	674,720
5.00%, 05/01/28	835	897,709
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	2,000	2,196,220
5.00%, 06/01/34	3,750	4,105,275
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,693,967
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	2,892,132
5.00%, 11/01/26	2,375	2,541,868
Pennsylvania Economic Development Financing Authority, RB, PA Bridges Finco LP, AMT, 5.00%, 12/31/28	115	125,289
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/21(a)	4,000	4,363,880
Pennsylvania Turnpike Commission, Refunding RB:
Second Series, 5.00%, 12/01/30	2,620	2,870,000
Sub-Series B, 5.00%, 06/01/32	5,000	5,431,850
School District of Philadelphia, GOL, Series A:
5.00%, 09/01/30	1,200	1,327,524
5.00%, 09/01/31	1,000	1,101,940
5.00%, 09/01/32	1,200	1,318,176
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 07/01/20(a)	6,225	6,599,683

		41,234,813
Rhode Island — 1.3%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,063,610
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 05/15/30	2,305	2,490,714
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,197,440
Rhode Island Student Loan Authority, Refunding RB, Senior Series A, AMT:
5.00%, 12/01/24	750	816,690
5.00%, 12/01/25	850	930,996

		7,499,450
South Carolina — 2.5%
South Carolina Jobs-Economic Development Authority, Refunding RB, The Woodlands at Furman, 4.00%, 11/15/27	905	890,158
South Carolina Public Service Authority, Refunding RB, Series A:
5.00%, 12/01/30	5,500	5,961,175
5.00%, 12/01/31	5,660	6,099,669
5.00%, 12/01/32	200	214,584
5.00%, 12/01/33	800	855,080

		14,020,666

Security	Par (000)	Value
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 09/01/20(a)	$1,000	$1,050,680

Tennessee — 2.0%
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	220	227,568
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,769,840
Series B, 5.00%, 11/01/22	1,000	1,027,670
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 06/01/31(g)	2,965	3,020,861
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/35	4,000	4,341,280

		11,387,219
Texas — 12.0%
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/30	6,000	6,800,820
City of Grapevine Texas, GO, 5.00%, 02/15/33	5,685	6,198,583
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 07/01/25	1,500	1,592,415
5.00%, 07/01/32	1,010	1,076,296
City of Houston TX Airport System Revenue, Refunding ARB, Sub-Series A, AMT:
5.00%, 07/01/31	1,430	1,583,496
5.00%, 07/01/32	1,115	1,229,912
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/33	8,485	9,328,918
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	8,290	8,648,128
Dallas/Fort Worth Texas International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,279,480
Series E, 5.00%, 11/01/27	4,960	5,171,495
Series F, 5.00%, 11/01/31	6,345	6,587,950
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,064,330
Mission Economic Development Corp., Refunding RB, Senior Lien, Natural Gasoline Project, AMT, 4.63%, 10/01/31(b)(f)	1,475	1,469,970
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(b):
3.63%, 08/15/22	105	103,806
4.25%, 08/15/27	160	156,546
Red River Education Financing Corp., RB, 5.00%, 03/15/33	1,340	1,451,796
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	2,993,284
Socorro Independent School District, GO, Refunding(PSF-GTD):
5.00%, 08/15/20(a)	2,410	2,531,826
5.00%, 08/15/32	90	94,290
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 08/01/28	1,585	1,752,709
5.25%, 08/01/29	1,720	1,899,585
5.25%, 08/01/33	3,000	3,311,820

		67,327,455

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, Refunding RB, Series A (AGM), 5.25%, 10/01/24	$5,000	$5,265,150

Utah — 1.0%
Salt Lake City Corp. Airport Revenue, ARB, AMT, Series A, 5.00%, 07/01/33	3,500	3,878,700
Utah Charter School Finance Authority, Refunding RB, Freedom Academy Foundation Project, 4.50%, 06/15/27(b)	1,500	1,460,205

		5,338,905
Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,739,351

Washington — 0.3%
Washington State Housing Finance Commission, Refunding RB, Horizone House Project, 5.00%, 01/01/27(b)	1,355	1,473,102

West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 09/01/23	4,000	4,076,320
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,598,625

		5,674,945
Wisconsin — 1.4%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 04/01/30	2,410	2,520,836
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 07/01/28	4,765	5,060,954

		7,581,790
Total Municipal Bonds — 138.4% (Cost — $761,890,099)		777,331,085

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 4.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate, 4.00%, 04/01/31(i)	8,080	8,504,543
State of California, GO, Refunding Water Utility Authority, 5.00%, 10/01/35	12,500	14,000,482

		22,505,025
Iowa — 1.3%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series C, 4.13%, 02/15/35	7,500	7,519,050

Massachusetts — 3.5%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System:
5.00%, 07/01/32	7,500	8,494,525
Series L, 5.00%, 07/01/31	10,175	10,844,963

		19,339,488
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 08/01/20(a)	10,525	10,866,012

New Jersey — 1.6%
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F, AMT, Series BB:
3.65%, 04/01/28	5,000	4,902,348
3.70%, 10/01/28	3,875	3,799,016

		8,701,364

Security	Par (000)	Value
New York — 10.9%
City of New York, GO:
Sub-Series 1-I, 5.00%, 03/01/32	$7,009	$7,711,422
Refunding Series E, 5.00%, 08/01/19(a)	1,017	1,040,280
Refunding Series E, 5.00%, 08/01/27	2,489	2,545,162
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	4,980	5,366,365
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/19(a)	4,001	4,138,453
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, SubSeries B-1, 5.00%, 08/01/36	9,444	10,458,076
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/32	4,009	4,367,283
Consolidated, Series 169th, 5.00%, 10/15/26	5,530	5,895,533
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,598,775
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 03/15/33	7,000	7,919,870
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	5,501	6,001,896

		61,043,115
Texas — 1.5%
Pflugerville Independent School District, GO, (PSF-GTD), 5.00%, 02/15/24(a)	7,500	8,470,150

Washington — 2.9%
Port of Seattle Washington, ARB, AMT, Series A, 5.00%, 05/01/34	15,000	16,479,500

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.6% (Cost — $154,519,083)		154,923,704

Total Long-Term Investments — 166.0% (Cost — $916,409,182)		932,254,789

	Shares
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(j)(k)	1,637,362	1,637,526

Total Short-Term Securities — 0.3% (Cost — $1,637,526)		1,637,526

Total Investments — 166.3% (Cost — $918,046,708)		933,892,315
Other Assets Less Liabilities — 1.5%		8,353,827
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.7)%		(93,696,888)
VMTP Shares at Liquidation Value — (51.1)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$561,449,254

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Non-income producing security.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	When-issued security.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2025 is $6,226,089. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.
(k)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,637,362	1,637,362	$1,637,526	$23,415	$35	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	95	12/19/18	$11,252	$70,285
Long U.S. Treasury Bond	45	12/19/18	6,216	115,436
5-Year U.S. Treasury Note	76	12/31/18	8,541	39,697

				$225,418

Derivative Financial Instruments Categorized by Risk Exposure

As of period-end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$225,418	$—	$225,418

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$506,457	$—	$506,457

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$36,938	$—	$36,938

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$35,722,711

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$932,254,789	$—	$932,254,789
Short-Term Securities	1,637,526	—	—	1,637,526

	$1,637,526	$932,254,789	$—	$933,892,315

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$225,418	$—	$—	$225,418

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(93,380,641)	$—	$(93,380,641)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(380,480,641)	$—	$(380,480,641)

During the six months ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 130.4%

Alabama — 1.6%
County of Jefferson Alabama Sewer Revenue, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$805	$860,537
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,036,389

		4,896,926
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	220	220,042

Arizona(a) — 0.5%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46	1,685	1,688,067

Arkansas — 0.9%
University of Arkansas, RB, Various Facilities, Fayetteville Campus, Series A, 5.00%, 11/01/48	2,500	2,791,675

California — 14.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	2,200	2,255,396
Sutter Health, Series B, 6.00%, 08/15/20(b)	3,170	3,399,413
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	890	971,355
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	1,475	1,399,436
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	145	156,055
5.25%, 08/15/49	370	396,222
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	225	241,969
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	4,425	4,555,936
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	290	295,855
5.00%, 12/01/46	455	462,730
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	5,930	6,145,615
5.25%, 05/15/39	800	812,712
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	416,279
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	995	1,000,433
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 08/01/42(c)	2,000	731,600
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	8,085	8,247,589
6.00%, 03/01/33	2,525	2,660,643
6.50%, 04/01/33	6,840	6,966,061
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	844,928
Sub-Series I-1, 6.38%, 11/01/19(b)	1,185	1,239,427
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	425	426,054

		43,625,708

Security	Par (000)	Value
Colorado — 0.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	$1,060	$1,063,805

Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,407,505
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 07/01/20(b)	3,385	3,545,178

		4,952,683
Delaware — 2.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,189,778
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	1,165	1,251,303
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,217,031

		6,658,112
District of Columbia — 3.9%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	435	480,853
Georgetown University Issue, 5.00%, 04/01/42	500	544,350
Kipp Charter School, Series A, 6.00%, 07/01/23(b)	240	278,129
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	6,515	3,120,424
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,535,220
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(c)	6,590	3,488,944
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(c)	4,830	2,435,141

		11,883,061
Florida — 5.3%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	470	485,623
5.00%, 05/01/48	1,175	1,175,799
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,403,503
County of Collier Health Facilities Authority, RB, Moorings, Inc., Series A, 5.00%, 05/01/48	1,190	1,264,887
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	1,165	1,234,830
County of Palm Beach Health Facilities Authority, RB, Acts Retirement-Life Communities, Inc., 5.00%, 11/15/45	4,500	4,765,815
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	3,015	3,421,331
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	2,210	2,382,336

		16,134,124
Georgia — 1.9%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	600	658,110
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,825	1,784,467
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	515	574,791

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Georgia (continued)
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$130	$133,687
Glynn-Brunswick Memorial Hospital Authority, RB, Southeast Georgia Health System Project, 5.00%, 08/01/47	2,500	2,645,000

		5,796,055
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	1,355	1,417,344

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	745	799,199

Illinois — 19.4%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	450	453,578
Project, Series C, 5.25%, 12/01/35	1,465	1,491,619
Refunding Dedicated Revenues, Series C, 5.00%, 12/01/25	815	843,941
Refunding Dedicated Revenues, Series F, 5.00%, 12/01/24	615	638,462
Refunding Dedicated Revenues, Series G, 5.00%, 12/01/34	450	455,220
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	1,750	1,782,673
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	4,555	4,751,047
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	782	786,113
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	5,865	6,397,483
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,102,563
City of Chicago Illinois Waterworks, Refunding RB:
2nd Lien (AGM), 5.25%, 11/01/18(b)	875	875,000
2nd Lien (AGM), 5.25%, 11/01/33	260	260,582
2nd Lien Project, 5.00%, 11/01/42	915	953,293
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	836,717
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18(b)	5,000	5,000,000
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/47	200	209,992
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/50	100	104,624
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,610	1,664,386
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	4,315	4,425,464
Series B-2, 5.00%, 06/15/50	2,500	2,501,025
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	440	475,072
6.00%, 06/01/21	1,140	1,245,074
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	350	367,332
Series A (NPFGC), 6.70%, 11/01/21	2,570	2,739,491
Series C (NPFGC), 7.75%, 06/01/20	970	1,024,359
State of Illinois, GO:
5.00%, 02/01/39	1,540	1,549,055
Series A, 5.00%, 04/01/35	3,000	3,052,110
Series A, 5.00%, 04/01/38	3,490	3,533,939

Security	Par (000)	Value
Illinois (continued)
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	$630	$642,644
State of Illinois Toll Highway Authority, RB, Series C:
Senior, 5.00%, 01/01/36	2,615	2,841,250
5.00%, 01/01/37	2,800	3,034,164
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	985	1,048,267
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,400	2,402,544

		59,489,083
Indiana — 4.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	790	902,267
7.00%, 01/01/44	1,905	2,186,331
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,506,123
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	450	471,096
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,430	1,493,306
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	405	426,497
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	840	866,317
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	2,310	2,353,220
5.75%, 05/01/31	485	494,196
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,380,007

		14,079,360
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	2,810	2,983,995
Midwestern Disaster Area, 5.50%, 12/01/22	10	10,019
Midwestern Disaster Area, 5.25%, 12/01/25	460	485,967
Midwestern Disaster Area, 5.88%, 12/01/26(a)	410	430,845
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	695	715,245

		4,626,071
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	995	1,046,113
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	1,235	1,334,084
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(e)	1,200	1,098,240

		3,478,437
Louisiana — 3.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,559,671
Louisiana Public Facilities Authority, Refunding RB, Tulane University of Lousiana Project, 4.00%, 12/15/50	2,000	1,902,660
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,020	1,059,545
5.25%, 05/15/31	870	916,362

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A (continued):
5.25%, 05/15/32	$1,110	$1,183,193
5.25%, 05/15/33	1,205	1,275,782
5.25%, 05/15/35	505	534,442

		10,431,655
Maryland — 0.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	435	459,686
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	750	774,375
Maryland Health & Higher Educational Facilities Authority, RB:
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	420	460,786
University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(f)	595	665,746

		2,360,593
Massachusetts — 1.1%
Massachusetts Development Finance Agency, Refunding RB, New Bridge Charles, Inc.(a):
4.00%, 10/01/32	215	203,751
4.13%, 10/01/42	135	120,004
5.00%, 10/01/57	340	345,362
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(b)	990	1,010,196
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 06/01/40	1,660	1,662,673

		3,341,986
Michigan — 2.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	4,425	4,684,216
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	760	797,316
5.50%, 05/15/36	620	644,515
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	880	930,257

		7,056,304
Minnesota — 1.0%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A(g):
4.25%, 02/15/48	1,020	973,876
5.25%, 02/15/53	2,045	2,181,013

		3,154,889
Mississippi — 1.5%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 04/01/22	3,000	3,359,940
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	1,065	1,095,054

		4,454,994
Missouri — 2.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	276,343
State of Missouri Health & Educational Facilities Authority, RB, Kansas City Art Institute, 5.00%, 09/01/48	2,610	2,776,596
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	2,570	2,785,546

Security	Par (000)	Value
Missouri (continued)
State of Missouri Health & Educational Facilities Authority, Refunding RB (continued):
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	$245	$257,520

		6,096,005
Nebraska — 0.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	825	893,838
5.00%, 09/01/42	1,445	1,552,580

		2,446,418
New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project:
Series B, 4.63%, 11/01/42	1,545	1,496,024
Series C, AMT, 4.88%, 11/01/42	805	785,535

		2,281,559
New Jersey — 6.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,675	1,766,488
5.25%, 11/01/44	1,525	1,604,163
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	1,085	1,088,342
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	1,955	2,094,939
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,425	1,476,784
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	2,240	2,420,835
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	740	791,756
Series E, 5.00%, 01/01/45	2,615	2,814,132
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	445	457,918
Transportation Program, Series AA, 5.00%, 06/15/44	825	846,838
Transportation System, Series A, 5.50%, 06/15/41	1,635	1,706,515
Transportation System, Series B, 5.25%, 06/15/36	2,460	2,561,131
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	525	554,930
Sub-Series B, 5.00%, 06/01/46	745	754,596

		20,939,367
New York — 15.5%
City of New York Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	6,700	6,746,766
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	1,960	2,074,111
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,800	1,852,164
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,960	1,885,226
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(b)	7,595	7,608,215
6.50%, 11/15/28	1,810	1,813,113
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	3,585	3,916,075
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,910	1,858,774
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	11,585,105

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	$1,220	$1,267,629
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,860	2,928,726
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	340	350,475
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	850	875,330
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,248,857
6.00%, 12/01/42	1,250	1,338,387

		47,348,953
North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	595	667,138

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58(g)	950	999,847

Ohio — 1.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	3,230	3,136,298
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	660	706,385
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	400	429,100
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	275	287,328

		4,559,111
Oklahoma — 1.7%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	1,155	1,236,081
Oklahoma Turnpike Authority, RB:
2nd Series C, 4.00%, 01/01/42	1,950	1,944,072
Series A, 4.00%, 01/01/48	2,050	2,018,655

		5,198,808
Pennsylvania — 2.7%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	445	474,940
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	635	667,156
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	100	109,811
5.00%, 06/01/34	135	147,790
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	555	528,504
5.00%, 09/01/43	1,220	1,318,295
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	850	887,876
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	1,939,972

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	$1,035	$1,069,641
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,183,787

		8,327,772
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,855	1,881,341
5.63%, 05/15/43	1,770	1,794,090

		3,675,431
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	820	862,640
Series B, 4.50%, 06/01/45	2,645	2,608,578
Series B, 5.00%, 06/01/50	2,945	3,019,538

		6,490,756
South Carolina — 4.8%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	3,280	3,445,771
AMT, 5.25%, 07/01/55	1,295	1,396,658
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	6,547,401
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,165	3,348,728

		14,738,558
Tennessee — 0.6%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	995	1,046,113
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	690	736,527

		1,782,640
Texas — 9.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(b)	2,140	2,316,422
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	965	1,025,486
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	745	811,633
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	455	535,471
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(b)	2,000	2,008,600
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	4,545	4,835,289
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	1,000	1,039,350
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	670	679,983
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier System, 6.25%, 01/01/19(b)	5,690	5,729,375
1st Tier System, 6.25%, 01/01/39	1,310	1,318,345
5.00%, 01/01/38	925	997,030
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	2,470	2,728,090

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	$2,000	$2,129,260
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	2,900,846

		29,055,180
Utah — 1.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	2,780	2,846,192
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	875	945,245
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	915	980,697

		4,772,134
Virginia — 2.3%
Front Royal & Warren County Industrial Development Authority, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	1,160	1,094,808
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,095	1,261,659
Lexington Industrial Development Authority, RB, Kendal st Lexington, Series A, 5.00%, 01/01/48	820	863,804
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	1,615	1,713,596
6.00%, 01/01/37	1,940	2,110,875

		7,044,742
Washington — 2.8%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	1,465	1,576,208
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	755	808,341
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	2,290	2,476,841
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	3,711,211

		8,572,601
Wisconsin — 3.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	7,100	7,245,195
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,527,611

		9,772,806

Total Municipal Bonds — 130.4% (Cost — $385,210,404)		399,169,999

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 6.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(i)	3,057	3,080,430
Series F-1, 5.63%, 04/01/19(b)	3,271	3,324,388
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	9,480	9,781,685
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	3,075	3,381,470

Security	Par (000)	Value
California (continued)
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	$1,077	$1,104,769

		20,672,742
Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(i)	2,252	2,501,809
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(i)	2,129	2,176,381

		4,678,190
Florida — 2.0%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	5,679	5,985,345

Illinois — 1.0%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	3,225	3,100,440

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,043	2,047,175
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	4,574	4,907,401
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,401,869

		9,356,445
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(i)	2,009	2,047,730

New York — 4.3%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,575	1,605,287
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(b)	997	1,072,120
5.75%, 02/15/47	613	659,536
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	6,440	7,009,840
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,866,108

		13,212,891
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,550	2,805,625

Ohio — 4.5%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	13,843	13,922,338

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,619,466

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,530	1,532,086

South Carolina — 1.6%
South Carolina Public Service Authority, Refunding RB, Series A 5.50%, 01/01/19(b)(i)	5,001	5,030,241

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas — 3.4%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	$2,520	$2,701,459
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,605,921
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,030	2,011,207
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,831	1,974,923

		10,293,510
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(i)	2,499	2,533,195
The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	2,833	2,717,017

		5,250,212

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.9% (Cost — $99,149,660)		100,507,261

Total Long-Term Investments — 163.3% (Cost — $484,360,064)		499,677,260

	Shares
Short-Term Securities — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(j)(k)	3,341,276	3,341,610

Total Short-Term Securities — 1.1% (Cost — $3,341,590)		3,341,610

Total Investments — 164.4% (Cost — $487,701,654)		503,018,870
Other Assets Less Liabilities — 1.1%		3,605,534
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.8)%		(60,610,996)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.7)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$306,013,408

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement(s), which expire between December 1, 2018 to April 1, 2039, is $15,489,034. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	986,303	2,354,973	3,341,276	$3,341,610	$39,652	$1,065	$20

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	6	12/19/18	$711	$5,757
Long U.S. Treasury Bond	58	12/19/18	8,011	176,116
5-Year U.S. Treasury Note	17	12/31/18	1,911	11,892

				$193,765

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$193,765	$—	$193,765

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$261,633	$—	$261,633

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$171,276	$—	$171,276

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,515,301

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$499,677,260	$—	$499,677,260
Short-Term Securities	3,341,610	—	—	3,341,610

	$3,341,610	$499,677,260	$—	$503,018,870

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$193,765	$—	$—	$193,765

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock MuniVest Fund II, Inc. (MVT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(60,358,700)	$—	$(60,358,700)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(200,358,700)	$—	$(200,358,700)

During the six months ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	71

Statements of Assets and Liabilities  (unaudited)

October 31, 2018

	MUA	MEN	MHD	MUH

ASSETS
Investments at value — unaffiliated(a)	$559,725,457	$563,485,702	$365,026,147	$280,927,023
Investments at value — affiliated(b)	3,111,547	2,883,184	3,204,209	1,461,847
Cash	29,946	48,407	22,508	19,899
Cash pledged for futures contracts	164,950	263,900	122,550	107,200
Receivables:
Interest — unaffiliated	9,822,608	7,269,007	5,376,120	3,899,195
Investments sold	228,773	1,831,163	2,100,817	1,705,169
Variation margin on futures contracts	54,813	88,000	40,929	35,906
Dividends — affiliated	4,956	2,555	7,577	700
Dividends — unaffiliated	—	—	—	—
Prepaid expenses	3,448	17,991	17,404	17,266

Total assets	573,146,498	575,889,909	375,918,261	288,174,205

ACCRUED LIABILITIES
Bank overdraft	—	—	—	—
Payables:
Income dividend distributions — Common Shares	1,962,421	1,424,711	993,385	697,181
Investments purchased	882,213	9,955,495	3,052,042	5,489,259
Interest expense and fees	367,326	398,466	251,938	249,863
Investment advisory fees	268,317	240,347	173,361	131,735
Other accrued expenses	195,335	188,135	140,563	121,028
Directors’ and Officer’s fees	4,380	3,206	2,125	1,561

Total accrued liabilities	3,679,992	12,210,360	4,613,414	6,690,627

OTHER LIABILITIES
TOB Trust Certificates	71,659,281	91,588,127	60,465,002	59,871,076
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	83,700,000	55,000,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	142,274,618	—	—

Total other liabilities	71,659,281	233,862,745	144,165,002	114,871,076

Total liabilities	75,339,273	246,073,105	148,778,416	121,561,703

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$497,807,225	$329,816,804	$227,139,845	$166,612,502

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$479,963,923	$311,666,822	$211,660,385	$155,975,320
Accumulated earnings	17,843,302	18,149,982	15,479,460	10,637,182

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$497,807,225	$329,816,804	$227,139,845	$166,612,502

Net asset value, offering and redemption price per share	$13.83	$11.11	$16.01	$14.70

(a) Investments at cost — unaffiliated	$540,767,118	$546,070,719	$350,426,005	$271,566,038
(b) Investments at cost — affiliated	$3,111,547	$2,883,184	$3,204,209	$1,461,847
(c) Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
(d) Preferred Shares authorized.	—	8,905	5,837	4,030
(e) Par value per Common Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	36,007,711	29,681,476	14,191,210	11,336,282
(g) Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See notes to financial statements.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

October 31, 2018

	MUS	MUI	MVT

ASSETS
Investments at value — unaffiliated(a)	$275,643,805	$932,254,789	$499,677,260
Investments at value — affiliated(b)	—	1,637,526	3,341,610
Cash	—	129,792	28,133
Cash pledged for futures contracts	94,150	257,900	153,050
Receivables:
Interest — unaffiliated	4,175,038	12,889,894	7,905,313
Investments sold	—	3,209,279	1,345,000
Variation margin on futures contracts	31,281	84,436	51,094
Dividends — affiliated	2,935	9,265	7,356
Prepaid expenses	17,256	19,041	17,648

Total assets	279,964,465	950,491,922	512,526,464

ACCRUED LIABILITIES
Bank overdraft	99,152	—	—
Payables:
Income dividend distributions — Common Shares	657,423	1,704,184	1,352,892
Investments purchased	1,322,259	5,506,883	4,161,169
Interest expense and fees	83,302	316,247	252,296
Investment advisory fees	121,598	442,165	215,085
Other accrued expenses	122,035	284,949	170,053
Directors’ and Officer’s fees	1,627	307,599	2,861

Total accrued liabilities	2,407,396	8,562,027	6,154,356

OTHER LIABILITIES
TOB Trust Certificates	21,886,518	93,380,641	60,358,700
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	87,000,000	287,100,000	140,000,000

Total other liabilities	108,886,518	380,480,641	200,358,700

Total liabilities	111,293,914	389,042,668	206,513,056

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$168,670,551	$561,449,254	$306,013,408

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$168,134,858	$543,452,920	$289,451,564
Accumulated earnings	535,693	17,996,334	16,561,844

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$168,670,551	$561,449,254	$306,013,408

Net asset value, offering and redemption price per share	$12.96	$14.66	$14.36

(a) Investments at cost — unaffiliated	$268,830,424	$916,409,182	$484,360,064
(b) Investments at cost — affiliated	$—	$1,637,526	$3,341,590
(c) Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
(d) Preferred Shares authorized	6,230	15,671	8,400
(e) Par value per Common Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,018,276	38,296,266	21,305,383
(g) Common Shares authorized	199,993,770	199,984,329	199,991,600

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Operations  (unaudited)

Six Months Ended October 31, 2018

	MUA	MEN	MHD	MUH

INVESTMENT INCOME
Interest — unaffiliated	$14,576,151	$12,369,820	$8,692,447	$6,570,042
Dividends — affiliated	21,981	9,066	22,334	4,221

Total investment income	14,598,132	12,378,886	8,714,781	6,574,263

EXPENSES
Investment advisory	1,607,255	1,442,458	1,045,098	782,615
Professional	43,028	45,662	38,408	33,206
Accounting services	41,810	41,593	30,020	24,304
Transfer agent	28,731	20,601	13,630	12,209
Directors and Officer	24,095	16,198	11,071	8,140
Registration	7,062	5,889	4,835	4,824
Printing	6,218	5,376	4,751	4,374
Custodian	4,798	6,879	3,514	3,332
Rating agency	—	21,608	21,599	21,595
Miscellaneous	17,342	10,311	4,325	3,691

Total expenses excluding interest expense, fees and amortization of offering costs	1,780,339	1,616,575	1,177,251	898,290
Interest expense, fees and amortization of offering costs(a)	776,234	2,553,118	1,627,762	1,237,567

Total expenses	2,556,573	4,169,693	2,805,013	2,135,857
Less fees waived and/or reimbursed by the Manager	(1,660)	(620)	(1,570)	(323)

Total expenses after fees waived and/or reimbursed	2,554,913	4,169,073	2,803,443	2,135,534

Net investment income	12,043,219	8,209,813	5,911,338	4,438,729

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,885,092	(510,298)	144,235	(6,099)
Investments — affiliated	267	277	24	218
Futures contracts	242,334	464,110	221,664	181,181

	2,127,693	(45,911)	365,923	175,300

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,221,704)	(10,362,097)	(6,233,782)	(5,156,732)
Investments — affiliated	—	—	—	—
Futures contracts	162,091	277,230	135,314	128,614

	(9,059,613)	(10,084,867)	(6,098,468)	(5,028,118)

Net realized and unrealized loss	(6,931,920)	(10,130,778)	(5,732,545)	(4,852,818)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$5,111,299	$(1,920,965)	$178,793	$(414,089)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited) (continued)

Six Months Ended October 31, 2018

	MUS	MUI	MVT

INVESTMENT INCOME
Interest — unaffiliated	$6,130,387	$18,203,276	$11,945,158
Dividends — affiliated	14,894	23,415	39,652

Total investment income	6,145,281	18,226,691	11,984,810

EXPENSES
Investment advisory	788,235	2,645,376	1,294,020
Professional	35,660	55,912	41,720
Accounting services	24,216	61,015	38,453
Transfer agent	11,770	24,302	16,996
Directors and Officer	8,248	9,381	14,924
Registration	4,790	7,512	5,042
Printing	4,365	6,655	5,175
Custodian	4,174	19,746	4,481
Rating agency	21,600	21,630	21,607
Miscellaneous	6,155	44,275	7,071

Total expenses excluding interest expense, fees and amortization of offering costs	909,213	2,895,804	1,449,489
Interest expense, fees and amortization of offering costs(a)	1,293,424	4,395,427	2,303,311

Total expenses	2,202,637	7,291,231	3,752,800
Less fees waived and/or reimbursed by the Manager	(50,278)	(1,538)	(3,093)

Total expenses after fees waived and/or reimbursed	2,152,359	7,289,693	3,749,707

Net investment income	3,992,922	10,936,998	8,235,103

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,534)	(713,714)	600,839
Investments — affiliated	1,368	35	1,065
Futures contracts	158,324	506,457	261,633

	138,158	(207,222)	863,537

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,064,210)	(10,861,047)	(9,400,328)
Investments — affiliated	—	—	20
Futures contracts	68,524	36,938	171,276

	(4,995,686)	(10,824,109)	(9,229,032)

Net realized and unrealized loss	(4,857,528)	(11,031,331)	(8,365,495)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(864,606)	$(94,333)	$(130,392)

(a)	Related to TOB Trusts and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets

	MUA		MEN
	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,043,219	$24,585,086	$8,209,813	$17,481,665
Net realized gain (loss)	2,127,693	3,861,385	(45,911)	1,316,883
Net change in unrealized appreciation (depreciation)	(9,059,613)	(6,115,970)	(10,084,867)	(8,990,694)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,111,299	22,330,501	(1,920,965)	9,807,854

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(11,774,522)	(24,403,775)	(8,548,265)	(19,006,534)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	1,238,029	—	447,450

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(6,663,223)	(835,245)	(10,469,230)	(8,751,230)
Beginning of period	504,470,448	505,305,693	340,286,034	349,037,264

End of period	$497,807,225	$504,470,448	$329,816,804	$340,286,034

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MHD		MUH
	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,911,338	$12,456,818	$4,438,729	$9,097,811
Net realized gain	365,923	275,314	175,300	349,549
Net change in unrealized appreciation (depreciation)	(6,098,468)	(5,682,277)	(5,028,118)	(4,335,638)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	178,793	7,049,855	(414,089)	5,111,722

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(5,960,308)	(13,224,063)	(4,319,123)	(9,693,560)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	411,605	—	290,507

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(5,781,515)	(5,762,603)	(4,733,212)	(4,291,331)
Beginning of period	232,921,360	238,683,963	171,345,714	175,637,045

End of period	$227,139,845	$232,921,360	$166,612,502	$171,345,714

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets  (continued)

	MUS		MUI
	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,992,922	$9,174,345	$10,936,998	$22,724,306
Net realized gain (loss)	138,158	291,275	(207,222)	2,650,231
Net change in unrealized appreciation (depreciation)	(4,995,686)	(7,382,682)	(10,824,109)	(11,610,455)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(864,606)	2,082,938	(94,333)	13,764,082

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(4,283,013)	(9,919,384)	(10,225,103)	(22,940,382)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	40,885	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(5,147,619)	(7,795,561)	(10,319,436)	(9,176,300)
Beginning of period	173,818,170	181,613,731	571,768,690	580,944,990

End of period	$168,670,551	$173,818,170	$561,449,254	$571,768,690

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MVT
	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,235,103	$17,559,402
Net realized gain	863,537	910,384
Net change in unrealized appreciation (depreciation)	(9,229,032)	(9,581,981)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(130,392)	8,887,805

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(8,117,351)	(18,273,763)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	1,708,157

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(8,247,743)	(7,677,801)
Beginning of period	314,261,151	321,938,952

End of period	$306,013,408	$314,261,151

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Cash Flows  (unaudited)

Six Months Ended October 31, 2018

	MUA	MEN	MHD	MUH

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$5,111,299	$(1,920,965)	$178,793	$(414,089)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	50,281,529	68,322,776	27,257,485	36,444,129
Purchases of long-term investments	(51,340,502)	(72,827,729)	(23,218,732)	(43,193,368)
Net proceeds from sales (purchases) of short-term securities	(884,709)	(2,883,184)	(2,470,195)	(483,564)
Amortization of premium and accretion of discount on investments and other fees	196,946	(92,904)	170,845	23,802
Net realized (gain) loss on investments	(1,885,359)	510,021	(144,259)	5,881
Net unrealized appreciation on investments	9,221,704	10,362,097	6,233,782	5,156,732
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(132,715)	61,617	233,984	85,813
Dividends — affiliated	(3,009)	(1,573)	(6,988)	830
Variation margin on futures contracts	(54,813)	(88,000)	(40,929)	(35,906)
Prepaid expenses	13,678	54,676	4,589	3,733
Other assets	374	2,408	617	657
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	8,838	7,640	1,345	5,958
Interest expense and fees	59,245	73,835	17,103	60,975
Directors’ and Officer’s	157	83	49	36
Variation margin on futures contracts	(36,531)	(75,719)	(33,125)	(25,875)
Other accrued expenses	9,038	4,958	(7,828)	(7,536)

Net cash provided by (used for) operating activities	10,565,170	1,510,037	8,176,536	(2,371,792)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	8,749,297	11,057,697	7,951,758	12,407,277
Repayments of TOB Trust Certificates	(7,500,000)	(3,579,715)	(10,166,247)	(5,631,076)
Cash dividends paid to Common Shareholders	(11,774,521)	(8,548,265)	(5,960,308)	(4,387,141)
Increase (decrease) in bank overdraft	—	(395,816)	—	—
Amortization of deferred offering costs	—	(42,531)	—	—

Net cash (provided by) used for financing activities	(10,525,224)	(1,508,630)	(8,174,797)	2,389,060

CASH
Net increase in restricted and unrestricted cash and foreign currency	39,946	1,407	1,739	17,268
Restricted and unrestricted cash and foreign currency at beginning of period	154,950	310,900	143,319	109,831

Restricted and unrestricted cash and foreign currency at end of period	$194,896	$312,307	$145,058	$127,099

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$716,989	$2,479,283	$1,610,659	$1,176,592

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$29,946	$48,407	$22,508	$19,899
Cash pledged:
Futures contracts	164,950	263,900	122,550	107,200

	$194,896	$312,307	$145,058	$127,099

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$7,769	$5,631
Cash pledged:
Futures contracts	154,950	310,900	135,550	104,200

	$154,950	$310,900	$143,319	$109,831

See notes to financial statements.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended October 31, 2018

	MUS	MUI	MVT

CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(864,606)	$(94,333)	$(130,392)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	45,476,874	150,273,905	42,083,514
Purchases of long-term investments	(44,467,680)	(158,688,300)	(41,524,970)
Net proceeds from sales (purchases) of short-term securities	2,823,589	(1,637,491)	(2,354,221)
Amortization of premium and accretion of discount on investments and other fees	729,124	3,475,352	615,162
Net realized (gain) loss on investments	20,166	713,679	(601,904)
Net unrealized appreciation on investments	5,064,210	10,861,047	9,400,308
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(22,693)	(419,849)	347,246
Dividends — affiliated	(1,091)	486	(2,256)
Variation margin on futures contracts	(31,281)	(84,436)	(51,094)
Prepaid expenses	3,766	11,889	5,882
Other assets	398	2,879	2,609
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	95	14,160	4,106
Interest expense and fees	(16,080)	100,629	17,710
Directors’ and Officer’s	47	(9,168)	75
Variation margin on futures contracts	(21,000)	(56,625)	(37,406)
Other accrued expenses	(6,775)	53,209	(2,940)

Net cash provided by operating activities	8,687,063	4,517,033	7,771,429

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	2,777,274	27,999,998	9,943,814
Repayments of TOB Trust Certificates	(7,129,130)	(21,066,337)	(9,572,765)
Cash dividends paid to Common Shareholders	(4,452,251)	(10,225,103)	(8,117,345)
Increase (decrease) in bank overdraft	99,152	(1,152,799)	—

Net cash used for financing activities	(8,704,955)	(4,444,241)	(7,746,296)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(17,892)	72,792	25,133
Restricted and unrestricted cash and foreign currency at beginning of period	112,042	314,900	156,050

Restricted and unrestricted cash and foreign currency at end of period	$94,150	$387,692	$181,183

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,309,504	$4,294,798	$2,285,601

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$129,792	$28,133
Cash pledged:
Futures contracts	94,150	257,900	153,050

	$94,150	$387,692	$181,183

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$16,892	$—	$—
Cash pledged:
Futures contracts	95,150	314,900	156,050

	$112,042	$314,900	$156,050

See notes to financial statements.

FINANCIAL STATEMENTS	81

Financial Highlights

(For a share outstanding throughout each period)

	MUA
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.01		$14.07	$14.45	$14.12	$13.56	$14.36

Net investment income(a)	0.33		0.68	0.70	0.72	0.73	0.77
Net realized and unrealized gain (loss)	(0.18)		(0.06)	(0.38)	0.35	0.59	(0.82)

Net increase (decrease) from investment operations	0.15		0.62	0.32	1.07	1.32	(0.05)

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.68)	(0.70)	(0.74)	(0.76)	(0.75)

Net asset value, end of period	$13.83		$14.01	$14.07	$14.45	$14.12	$13.56

Market price, end of period	$12.65		$13.21	$14.82	$14.74	$14.22	$12.85

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.19	%(d)	4.47%	2.23%	7.90%	10.11%	0.47%

Based on market price	(1.84	)%(d)	(6.48)%	5.56%	9.30%	17.02%	(2.06)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.00	%(e)	0.93%	0.87%	0.81%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(e)	0.93%	0.87%	0.81%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.70	%(e)	0.69%	0.69%	0.70%	0.71%	0.70%

Net investment income to Common Shareholders	4.73	%(e)	4.83%	4.93%	5.09%	5.24%	5.84%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$497,807		$504,470	$505,306	$517,697	$505,341	$485,319

Borrowings outstanding, end of period (000)	$71,659		$71,925	$67,507	$66,087	$61,066	$71,145

Portfolio turnover rate	9%		15%	11%	18%	22%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MEN
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.46		$11.77	$12.52	$12.27	$11.94	$12.63

Net investment income(a)	0.28		0.59	0.65	0.70	0.71	0.73
Net realized and unrealized gain (loss)	(0.34)		(0.26)	(0.72)	0.28	0.35	(0.70)

Net increase (decrease) from investment operations	(0.06)		0.33	(0.07)	0.98	1.06	0.03

Distributions to Common Shareholders from net investment income(b)	(0.29)		(0.64)	(0.68)	(0.73)	(0.73)	(0.72)

Net asset value, end of period	$11.11		$11.46	$11.77	$12.52	$12.27	$11.94

Market price, end of period	$9.69		$10.48	$11.69	$12.55	$11.67	$11.27

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.30	)%(d)	2.93%	(0.51)%	8.50%	9.49%	1.06%

Based on market price	(4.92	)%(d)	(5.23)%	(1.42)%	14.35%	10.33%	(4.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.43	%(e)	2.06%	1.73%	1.44%	1.44%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.43	%(e)	2.06%	1.73%	1.44%	1.43%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.94	%(e)	0.92%	0.89%	0.90%	0.91%	0.92%

Net investment income to Common Shareholders	4.79	%(e)	4.97%	5.29%	5.71%	5.76%	6.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$329,817		$340,286	$349,037	$370,342	$362,703	$352,878

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	$142,500	$142,500	$142,500	$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$331,450		$338,797	$344,938	$359,889	$354,528	$347,633

Borrowings outstanding, end of period (000)	$91,588		$87,395	$70,823	$67,160	$76,094	$73,379

Portfolio turnover rate	12%		21%	12%	10%	12%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHD
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.41		$16.85	$17.95	$17.59	$16.85	$18.12

Net investment income(a)	0.42		0.88	0.95	1.00	1.03	1.04
Net realized and unrealized gain (loss)	(0.40)		(0.39)	(1.07)	0.42	0.77	(1.22)

Net increase (decrease) from investment operations	0.02		0.49	(0.12)	1.42	1.80	(0.18)

Distributions to Common Shareholders(b)
From net investment income	(0.42)		(0.92)	(0.98)	(1.06)	(1.06)	(1.08)
From net realized gain	—		(0.01)	—	—	—	(0.01)

Total distributions to Common Shareholders	(0.42)		(0.93)	(0.98)	(1.06)	(1.06)	(1.09)

Net asset value, end of period	$16.01		$16.41	$16.85	$17.95	$17.59	$16.85

Market price, end of period	$14.03		$14.98	$16.65	$18.14	$17.25	$16.01

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.28	%(d)	3.07%	(0.67)%	8.65%	11.22%	(0.15)%

Based on market price	(3.73	)%(d)	(4.79)%	(2.87)%	11.91%	14.80%	(5.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.39	%(e)	2.16%	1.87%	1.53%	1.50%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.39	%(e)	2.16%	1.87%	1.53%	1.50%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.00	%(e)	1.01%	0.99%	0.99%	0.99%	1.04%

Net investment income to Common Shareholders	5.04	%(e)	5.19%	5.42%	5.75%	5.86%	6.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$227,140		$232,921	$238,684	$253,864	$248,646	$238,113

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$371,374		$378,281	$385,166	$403,302	$397,068	$384,484

Borrowings outstanding, end of period (000)	$60,465		$63,166	$62,233	$60,289	$56,784	$60,238

Portfolio turnover rate	5%		12%	9%	7%	11%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUH
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.11		$15.52	$16.51	$16.21	$15.61	$16.93

Net investment income(a)	0.39		0.80	0.86	0.91	0.93	0.95
Net realized and unrealized gain (loss)	(0.42)		(0.35)	(0.95)	0.33	0.64	(1.17)

Net increase (decrease) from investment operations	(0.03)		0.45	(0.09)	1.24	1.57	(0.22)

Distributions to Common Shareholders(b)
From net investment income	(0.38)		(0.85)	(0.90)	(0.94)	(0.97)	(1.00)
From net realized gain	—		(0.01)	—	—	—	(0.10)

Total distributions to Common Shareholders	(0.38)		(0.86)	(0.90)	(0.94)	(0.97)	(1.10)

Net asset value, end of period	$14.70		$15.11	$15.52	$16.51	$16.21	$15.61

Market price, end of period	$12.67		$13.75	$15.59	$16.23	$15.28	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.05	%(d)	3.09%	(0.52)%	8.25%	10.64%	(0.40)%

Based on market price	(5.24	)%(d)	(6.61)%	1.65%	12.90%	9.71%	(4.30)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48	%(e)	2.12%	1.83%	1.50%	1.48%	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.48	%(e)	2.12%	1.83%	1.50%	1.48%	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.04	%(e)	1.02%	1.00%	1.00%	1.00%	1.04%

Net investment income to Common Shareholders	5.14	%(e)	5.16%	5.37%	5.66%	5.76%	6.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$166,613		$171,346	$175,637	$186,553	$183,214	$176,395

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000		$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$402,932		$411,538	$419,340	$439,188	$433,117	$420,718

Borrowings outstanding, end of period (000)	$59,871		$54,100	$47,507	$46,103	$43,568	$48,497

Portfolio turnover rate	13%		16%	10%	7%	11%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUS
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.35		$13.95	$14.84	$14.57	$14.18	$15.31

Net investment income(a)	0.31		0.70	0.75	0.80	0.80	0.82
Net realized and unrealized gain (loss)	(0.37)		(0.54)	(0.84)	0.28	0.40	(1.13)

Net increase (decrease) from investment operations	(0.06)		0.16	(0.09)	1.08	1.20	(0.31)

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.76)	(0.80)	(0.81)	(0.81)	(0.82)

Net asset value, end of period	$12.96		$13.35	$13.95	$14.84	$14.57	$14.18

Market price, end of period	$11.17		$12.40	$13.38	$14.31	$13.32	$12.88

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.21	)%(d)	1.33%	(0.47)%	8.24%	9.20%	(1.07)%

Based on market price	(7.40	)%(d)	(1.88)%	(1.00)%	14.09%	9.91%	(7.78)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.52	%(e)	2.30%	1.95%	1.60%	1.59%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.46	%(e)	2.24%	1.91%	1.58%	1.57%	1.67%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.98	%(e)	0.99%	0.98%	0.99%	0.99%	0.99%

Net investment income to Common Shareholders	4.57	%(e)	5.08%	5.22%	5.49%	5.49%	6.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$168,671		$173,818	$181,614	$193,110	$189,594	$184,479

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$293,874		$299,791	$308,751	$321,966	$317,924	$312,045

Borrowings outstanding, end of period (000)	$21,887		$26,238	$29,150	$24,429	$21,937	$25,187

Portfolio turnover rate	15%		21%	18%	25%	11%	46%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUI
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018		2017	2016	2015	2014
Net asset value, beginning of period	$14.93		$15.17		$16.16	$15.86	$15.64	$16.60

Net investment income(a)	0.29		0.59		0.65	0.73	0.77	0.80
Net realized and unrealized gain (loss)	(0.29)		(0.23)		(0.83)	0.53	0.27	(0.85)

Net increase (decrease) from investment operations	—		0.36		(0.18)	1.26	1.04	(0.05)

Distributions to Common Shareholders(b)
From net investment income	(0.27)		(0.60)		(0.67)	(0.78)	(0.82)	(0.86)
From net realized gain	—		(0.00	)(c)	(0.14)	(0.18)	—	(0.05)

Total distributions to Common Shareholders	(0.27)		(0.60)		(0.81)	(0.96)	(0.82)	(0.91)

Net asset value, end of period	$14.66		$14.93		$15.17	$16.16	$15.86	$15.64

Market price, end of period	$12.66		$13.01		$13.96	$15.19	$14.47	$14.55

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.22	%(e)	2.76%		(0.69)%	9.04%	7.27%	0.50%

Based on market price	(0.68	)%(e)	(2.69)%		(2.77)%	12.27%	5.20%	(3.73)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.52	%(f)	2.17%		1.90%	1.57%	1.52%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.52	%(f)	2.17%		1.89%	1.57%	1.52%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	1.00	%(f)	0.97%		0.96%	0.94%	0.96%	1.00%

Net investment income to Common Shareholders	3.78	%(f)	3.87%		4.12%	4.61%	4.82%	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$561,449		$571,769		$580,945	$618,971	$607,440	$599,066

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100		$287,100	$287,100	$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$295,559		$299,153		$302,349	$315,594	$311,578	$308,661

Borrowings outstanding, end of period (000)	$93,381		$79,136		$58,337	$63,102	$52,932	$69,070

Portfolio turnover rate	14%		34%		12%	20%	18%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVT
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.75		$15.19	$16.17	$16.01	$15.45	$16.69

Net investment income(a)	0.39		0.83	0.91	0.98	0.99	1.03
Net realized and unrealized gain (loss)	(0.40)		(0.41)	(0.95)	0.18	0.61	(1.19)

Net increase (decrease) from investment operations	(0.01)		0.42	(0.04)	1.16	1.60	(0.16)

Distributions to Common Shareholders from net investment income(b)	(0.38)		(0.86)	(0.94)	(1.00)	(1.04)	(1.08)

Net asset value, end of period	$14.36		$14.75	$15.19	$16.17	$16.01	$15.45

Market price, end of period	$12.80		$14.05	$15.45	$17.38	$16.26	$15.16

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.09	%(d)	2.79%	(0.34)%	7.61%	10.65%	(0.37)%

Based on market price	(6.34	)%(d)	(3.74)%	(5.68)%	13.88%	14.52%	(5.74)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.37	%(e)	2.11%	1.88%	1.52%	1.50%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.37	%(e)	2.11%	1.87%	1.52%	1.50%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.91	%(e)	0.91%	0.92%	0.92%	0.92%	0.96%

Net investment income to Common Shareholders	5.21	%(e)	5.44%	5.78%	6.15%	6.17%	6.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$306,013		$314,261	$321,939	$340,753	$336,320	$324,146

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$318,581		$324,472	$329,956	$343,395	$340,229	$331,533

Borrowings outstanding, end of period (000)	$60,359		$61,343	$60,575	$69,195	$66,439	$66,715

Portfolio turnover rate	8%		11%	9%	6%	10%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements   (unaudited) (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (unaudited) (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MEN and MVT management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the funds incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUA	$541,271	$159,985	$74,978	$776,234
MEN	627,900	193,380	65,295	886,575
MHD	438,779	131,101	51,166	621,046
MUH	407,754	122,955	45,336	576,045
MUS	171,476	54,789	20,752	247,017
MUI	666,805	218,012	57,465	942,282
MVT	436,222	128,080	55,135	619,437

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements   (unaudited) (continued)

For the six months ended October 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$118,601,167	$71,659,281	1.62% — 1.80%	$73,912,944	2.08%
MEN	151,920,979	91,588,127	1.56 — 2.24	89,618,170	2.04
MHD	100,281,582	60,465,002	1.56 — 2.24	60,371,404	2.03
MUH	97,135,743	59,871,076	1.56 — 2.24	56,318,740	2.02
MUS	39,758,345	21,886,518	1.60 — 1.90	23,848,557	2.05
MUI	154,923,704	93,380,641	1.60 — 1.68	93,827,462	1.99
MVT	100,507,261	60,358,700	1.56 — 2.24	59,740,474	2.05

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2018.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment advisory fees	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (unaudited) (continued)

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2018, the waiver was $49,117.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2018, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$1,660	$620	$1,570	$323	$1,161	$1,538	$3,093

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2018, there were no fees waived by the Manager.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended October 31, 2018, there were no transactions to report.

7.	PURCHASES AND SALES

For the six months ended October 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$50,083,178	$69,743,308	$20,253,507	$43,068,279	$43,298,240	$149,861,164	$40,988,870
Sales	50,055,261	68,830,595	29,142,517	37,952,332	45,476,874	128,719,580	42,753,514

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS
No expiration date(a)	$2,348,073	$—	$6,959,194
2019	2,194,154	76,432	—

	$4,542,227	$76,432	$6,959,194

(a)	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements   (unaudited) (continued)

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$471,569,803	$458,026,247	$293,419,602	$212,775,313	$247,081,281	$824,959,979	$427,483,120

Gross unrealized appreciation	$28,389,908	$22,926,341	$16,556,625	$12,007,452	$9,380,968	$20,943,920	$18,451,829
Gross unrealized depreciation	(8,580,315)	(5,841,972)	(2,062,966)	(2,129,405)	(2,587,261)	(5,166,807)	(3,081,014)

Net unrealized appreciation (depreciation)	$19,809,593	$17,084,369	$14,493,659	$9,878,047	$6,793,707	$15,777,113	$15,370,815

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (unaudited) (continued)

Concentration Risk: As of period end, MEN, MUS and MUI invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUA	MEN	MHD	MUH	MUS	MVT
Year Ended April 30, 2018	86,656	37,435	24,051	18,533	2,901	111,960

For the six months ended October 31, 2018, shares issued and outstanding remained constant for all Funds.

For the year ended April 30, 2018, shares issued and outstanding remained constant for MUI.

Preferred Shares

A Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members to the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	05/19/11	1,425	$142,500,000	06/01/41

Redemption Terms: MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option MEN. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between MEN and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement between MEN and the liquidity provider is scheduled to expire on July 4, 2019 unless renewed or terminated in advance.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements   (unaudited) (continued)

In the event a fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MEN is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MEN may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MEN	Aa1	AAA

Special Rate Period: MEN may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. MEN has commenced or is set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended 10/31/18
MEN	06/21/12	06/19/19

Prior to the expiration date, MEN and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by MEN on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) MEN is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) MEN will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) MEN will pay nominal or no fees to the liquidity provider and remarketing agent.

If MEN redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2018, the annualized dividend rate for the VRDP Shares was 2.26%.

For the six months ended October 31, 2018, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (for purposes of this section, a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MHD	12/16/11	837	$83,700,000	07/02/19
MUH	12/16/11	550	55,000,000	07/02/19
MUS	12/16/11	870	87,000,000	07/02/19
MUI	12/07/12	2,871	287,100,000	07/02/19
MVT	12/16/11	1,400	140,000,000	07/02/19

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (unaudited) (continued)

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term will be extended further or that VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. As of period end, the VMTP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MHD	Aa1	AAA
MUH	Aa1	AAA
MUS	Aa1	AAA
MUI	Aa1	AAA
MVT	Aa1	AAA

The dividend rate on the VMTP Shares is subject to a step-up spread if the VMPT Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2018, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	2.39%	2.39%	2.39%	2.39%	2.39%

For the six months ended October 31, 2018, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of MUI’s VMTP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VMTP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares were recorded as a deferred charge and will be amortized over the life of the VMTP Shares.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUA	$—	$—
MEN	1,624,012	42,531
MHD	1,006,716	—
MUH	661,522	—
MUS	1,046,407	—
MUI	3,453,145	—
MVT	1,683,874	—

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements   (unaudited) (continued)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
MUA	$24,403,775	$—
MEN	19,006,534	—
MHD	13,034,780	189,283
MUH	9,599,378	94,182
MUS	9,919,384	—
MUI	22,880,908	59,474
MVT	18,273,763	—

Undistributed net investment income as of April 30, 2018 is as follows:

Undistributed Net Investment Income
MUA	$964,175
MEN	2,730,008
MHD	797,480
MUH	1,379,268
MUS	1,190,147
MUI	1,116,863
MVT	1,315,017

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUA	$0.0545	$0.0545	—	—	$—
MEN	0.0480	0.0480	VRDP	W-7	314,905
MHD	0.0700	0.0675	VMTP	W-7	182,168
MUH	0.0615	0.0615	VMTP	W-7	119,704
MUS	0.0505	0.0505	VMTP	W-7	189,350
MUI	0.0445	0.0445	VMTP	W-7	624,855
MVT	0.0635	0.0635	VMTP	W-7	304,701

(a)	Net investment income dividend paid on December 3, 2018 to Common Shareholders of record on November 15, 2018.
(b)	Net investment income dividend declared on December 3, 2018 payable to Common Shareholders of record on December 13, 2018.
(c)	Dividends declared for period November 1, 2018 to November 30, 2018.

	Common Dividends Per Share
	Declared (a)	Declared (b)	Declared (c)
MUA	$0.004380	$—	$—
MEN	0.000160	—	0.004955
MHD	0.000669	0.016620	0.035907
MUH	0.001253	0.018947	0.033816
MUS	—	—	—
MUI	0.000421	—	0.033545
MVT	0.001559	0.004690	0.050768

(a)	Net investment income special dividend declared amounts per share on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.
(b)	Special short-term capital gain distribution declared amounts per share on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.
(c)	Special long-term capital gain distribution declared amounts per share on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.

On November 15, 2018, the Board authorized each Fund to participate in an open market share repurchase program. Under the program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT,” and together with MUA, MEN, MHD, MUH, MUS and MUI, each, a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

The Board of each of MEN, MHD, MUH, MUS, MUI and MVT considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each of MEN, MHD, MUH, MUS, MUI and MVT has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	99

Disclosure of Investment Advisory Agreements  (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of MUA noted that for each of the one-, three- and five-year periods reported, MUA ranked second out of three funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUA. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MUA’s underperformance during the applicable periods.

The Board of each of MEN and MUS noted that for each of the one-, three- and five-year periods reported, its Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MEN and MUS. The Composite measures a blend of total return and yield.

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board of each of MHD and MVT noted that for the one-, three- and five-year periods reported, its Fund ranked in the second, second and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHD and MVT. The Composite measures a blend of total return and yield.

The Board of MUH noted that for the one-, three- and five-year periods reported, MUH ranked in the second, fourth and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUH. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period. The Board was informed that, among other things, MUH’s short duration position was the primary detractor of performance over the three-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving MUH’s investment performance. Discussions covered topics such as performance attribution, MUH’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board of MUI noted that for the one-, three- and five-year periods reported, MUI ranked in the third quartile, second quartile, and third out of four funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUI. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MUI’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of each of MUA, MEN, MHD, MUH, MUS and MVT noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of MUI noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that,

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	101

Disclosure of Investment Advisory Agreements  (continued)

subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members of each Fund noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members of each Fund were also assisted by the advice of independent legal counsel in making this determination.

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Citigroup Global Markets Inc.(a)

New York, NY 10179

VRDP Liquidity Provider

Citibank, N.A.(a)

New York, NY 10179

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MEN.

DIRECTOR AND OFFICER INFORMATION	103

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31 2018, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class II Directors & Class III Director as follows:

	Frank J. Fabozzi (a)		Robert Fairbairn (b)		Catherine A. Lynch (a)		Karen P. Robards (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUA	33,488,233	1,209,322	33,756,449	941,106	33,789,330	908,225	33,684,110	1,013,445

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	27,634,267	513,220	27,589,860	557,627	27,569,786	577,701
MHD	13,474,429	437,906	13,391,691	520,644	13,354,164	558,171
MUH	10,568,233	312,686	10,571,693	309,226	10,554,635	326,284
MUS	11,728,284	641,171	11,752,944	616,511	11,882,918	486,537
MUI	35,226,098	1,354,486	34,665,081	1,915,503	35,046,781	1,533,803
MVT	20,101,583	429,937	20,120,718	410,802	20,132,709	398,811

	Robert Fairbairn		R. Glenn Hubbard		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	27,613,423	534,064	27,427,438	720,049	27,620,062	527,425
MHD	13,521,103	391,232	13,299,291	613,044	13,354,164	558,171
MUH	10,681,032	199,887	10,579,982	300,937	10,559,027	321,892
MUS	11,903,256	466,199	11,850,559	518,896	11,802,381	567,074
MUI	35,449,820	1,130,764	34,520,591	2,059,993	35,114,369	1,466,215
MVT	20,181,036	350,484	20,109,953	421,567	20,138,622	392,898

	John M. Perlowski		Karen P. Robards		Frank J. Fabozzi (c)		W. Carl Kester (c)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	27,671,921	475,566	27,557,889	589,598	1,425	0	1,425	0
MHD	13,534,692	377,643	13,430,248	482,087	837	0	837	0
MUH	10,687,384	193,535	10,564,599	316,320	550	0	550	0
MUS	11,882,511	486,944	11,704,108	665,347	870	0	870	0
MUI	35,445,184	1,135,400	35,153,342	1,427,242	2,871	0	2,871	0
MVT	20,186,271	345,249	20,131,287	400,233	1,400	0	1,400	0

(a)	Class II Director.
(b)	Class III Director.
(C)	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	105

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	107

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 4, 2019

3